Exhibit 99.1

SIMON PROPERTY GROUP

Overview

The Company

Simon Property Group, Inc. (the “Company” or “Simon Property”) (NYSE:SPG) is a self-administered and self-managed real estate investment trust (“REIT”). Simon Property Group, L.P. (the “Operating Partnership”) is a subsidiary partnership of the Company. The Company and the Operating Partnership (collectively, “Simon Group”) are engaged primarily in the ownership, operation, management, leasing, acquisition, expansion and development of retail real estate properties, primarily regional malls, Premium Outlet® centers and community/lifestyle centers.

At June 30, 2005, the Company owned or had an interest in 295 properties in the United States containing an aggregate of 201 million square feet of gross leasable area (GLA) in 40 states plus Puerto Rico. The Company also holds interests in 51 European shopping centers in France, Italy, Poland and Portugal; 5 Premium Outlet centers in Japan; one Premium Outlet center in Mexico; and one shopping center in Canada.

This package was prepared to provide (1) ownership information, (2) certain operational information, and (3) balance sheet information as of June 30, 2005, for the Company and the Operating Partnership.

Certain statements contained in this Supplemental Package may constitute “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Readers are cautioned that forward-looking statements involve risks and uncertainties, which may affect the business and prospects of the Company and the Operating Partnership. We direct you to the description of risks and uncertainties contained in the earnings release which accompanies this supplemental package as well as in the Company’s various filings with the Securities and Exchange Commission including Form 10-K and Form 10-Q.

We hope you find this Supplemental Package beneficial. Any questions, comments or suggestions should be directed to: Shelly J. Doran, Vice President of Investor Relations-Simon Property Group, P.O. Box 7033, Indianapolis, IN 46207. Telephone: (317) 685-7330; e-mail: sdoran@simon.com

Reporting Calendar

Results for the next two quarters will be announced according to the following approximate schedule:

Third Quarter 2005	Late October 2005
Fourth Quarter 2005	Early February 2006

Stock Information

Simon Property common stock and four issues of preferred stock are traded on the New York Stock Exchange under the following symbols:

Common Stock	SPG
8.75% Series F Cumulative Preferred	SPGPrF
7.89% Series G Cumulative Preferred	SPGPrG
6% Series I Convertible Perpetual Preferred	SPGPrI
8.375% Series J Cumulative Redeemable Preferred	SPGPrJ

Credit Ratings

Standard & Poor’s
Corporate	BBB+	(Stable)
Senior Unsecured	BBB+	(Stable)(1)
Preferred Stock	BBB	(Stable)
Moody’s
Senior Unsecured	Baa2	(Positive Outlook)(2)
Preferred Stock	Baa3	(Positive Outlook)(2)

(1)          Standard & Poor’s upgraded its rating on Simon Group’s senior unsecured debt from BBB to BBB+ on December 29, 2004.

(2)          Moody’s changed its rating on Simon Group’s senior unsecured debt and preferred stock to Positive Outlook from Stable on May 17, 2005.

Simon Property Group Ownership Structure(1)
June 30, 2005

(1)          Schedule excludes preferred stock (see “Preferred Stock/Units Outstanding”) and units not convertible into common stock.

(2)          Consists of Melvin Simon, Herbert Simon, David Simon, and/or trusts established for the benefit of members of the Simon family and Melvin Simon & Associates, Inc.

(3)          Holders of Class B common stock are entitled to elect 4 of the 13 members of the Board of Directors and also have voting rights with common stock.

(4)          Consists of NID Corporation, directly or indirectly, members of the DeBartolo family, including Edward J. DeBartolo, Jr. and M. Denise DeBartolo York, or trusts established for the benefit of members of the DeBartolo family or entities in which the foregoing persons hold interests.

(5)          Holders of Class C common stock are entitled to elect 2 of the 13 members of the Board of Directors and also have voting rights with common stock.

(6)          Other executives includes directors and executive officers of Simon Property, other than Simon and DeBartolo family members.

SIMON PROPERTY GROUP

Changes in Common Shares and Unit Ownership

For the Period from December 31, 2004 through June 30, 2005

	Operating	Company
	Partnership	Common
	Units(1)	Shares(2)
Number Outstanding at December 31, 2004	60,943,415	220,306,495
Purchase of Simon Property Common Stock in open market	—	(2,000,000)
Issuance of Stock for Stock Option Exercises	—	168,539
Conversion of Units into Common Stock	(1,643,448)	1,643,448
Conversion of Units into Cash	(41,126)	—
Conversion of Preferred Units into Common Stock	—	76,289
Conversion of Preferred Units into Units	3,736	—
Shares Retired	—	(18,000)
Reversal of Unit Issuance for Debt Refinancing	(68,123)	—
Restricted Stock Awards (Stock Incentive Program), Net	—	409,850
Number Outstanding at June 30, 2005	59,194,454	220,586,621

Total Common Shares and Units Outstanding at June 30, 2005:
279,781,075(2)

Details for Diluted Common Shares Outstanding(5):
Company Common Shares Outstanding at June 30, 2005	220,586,621
Number of Common Shares Issuable Assuming Conversion of:
Series I 6% Convertible Perpetual Preferred Stock(3)	10,713,800
Series C 7% Cumulative Convertible Preferred Units(3)	1,067,606
Series I 6% Convertible Perpetual Preferred Units(3)	3,392,337
Net Number of Common Shares Issuable Assuming Exercise of Stock Options(4)	883,274
Diluted Common Shares Outstanding at June 30, 2005	236,643,638

Fully Diluted Common Shares and Units Outstanding(5) at June 30, 2005:
295,838,092

(1)          Excludes units owned by the Company (shown here as Company Common Shares) and units not convertible into common shares.

(2)          Excludes preferred units relating to preferred stock outstanding (see Schedule of Preferred Stock Outstanding on page 61).

(3)          Conversion terms provided on page 61 of this document.

(4)          Based upon the weighted average stock price for the quarter ended June 30, 2005.

(5)          For FFO purposes.

SIMON PROPERTY GROUP

Selected Financial and Equity Information

As of June 30, 2005

Unaudited

(In thousands, except as noted)

	As of or for the		As of or for the
	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2005	2004	2005	2004
Financial Highlights of the Company
Total Revenue—Consolidated Properties	$756,262	$591,563	$1,504,181	$1,164,520
Net Income Available to Common Shareholders	$154,811	$70,711	$211,878	$119,062
Basic Earnings per Common Share	$0.70	$0.34	$0.96	$0.58
Diluted Earnings per Common Share	$0.70	$0.34	$0.96	$0.58
FFO of the Simon Portfolio	$335,169	$267,260	$654,738	$520,257
Diluted FFO of the Simon Portfolio	$349,378	$268,535	$683,159	$522,806
Basic FFO per Share	$1.20	$1.01	$2.34	$1.98
Diluted FFO per Share	$1.18	$1.01	$2.31	$1.97
Distributions per Share	$0.70	$0.65	$1.40	$1.30

	June 30, 2005	December 31, 2004
Shareholders’ Equity Information
Limited Partner Units Outstanding at End of Period	59,194	60,943
Common Shares Outstanding at End of Period	220,587	220,307
Total Common Shares and Units Outstanding at End of Period	279,781	281,250
Weighted Average Limited Partnership Units Outstanding	59,975	59,086
Weighted Average Common Shares Outstanding—Basic(1)	220,306	207,990
Weighted Average Common Shares Outstanding—Diluted(1)	236,404	213,745
Debt Information
Consolidated Debt	$14,247,220	$14,586,393
Simon Group’s Share of Joint Venture Debt	$2,903,088	$2,750,327
Market Capitalization
Common Stock Price at End of Period	$72.49	$64.67
Equity Market Capitalization(2)	$21,962,161	$19,829,361
Total Capitalization—Including Simon Group’s Share of JV Debt	$39,112,469	$37,166,081

	As of or for the
	Six Months Ended
	June 30,
	2005	2004
Miscellaneous Balance Sheet Data
Interest Capitalized during the Period:
Consolidated Properties	$6,862	$6,515
Joint Venture Properties	$1,475	$981
Simon Group’s Share of Joint Venture Properties	$639	$477

(1)          For purposes of computing FFO per share.

(2)          Market value of Common Stock, Units and all issues of Preferred Stock of the Company.

On the next three pages, we present balance sheet and income statement data on a pro rata basis reflecting the Company’s proportionate economic ownership of each asset in the Simon Group portfolio.

Basis of Presentation: The consolidated amounts shown are prepared on a consistent basis with the consolidated financial statements prepared by the Company. The Company’s Share of Joint Ventures column was derived on a property-by-property basis by applying the same percentage interests used to arrive at our share of net income during the period and applying them to all financial statement line items of each property. A similar calculation was performed for minority interests.

SIMON PROPERTY GROUP
Unaudited Pro-Rata Statement of Operations
For The Three Months Ended June 30, 2005

			The	The
			Company’s	Company’s
		Minority	Consolidated	Share of
	Consolidated	Interest	Share	Joint Ventures	Total
REVENUE:
Minimum rent	$470,387	$(8,063)	$462,324	$113,671	$575,995
Overage rent	14,423	(110)	14,313	7,993	22,306
Tenant reimbursements	213,873	(4,753)	209,120	53,742	262,862
Management fees and other revenues	17,505	—	17,505	—	17,505
Other income	40,074	(338)	39,736	13,956	53,692
Total revenue	756,262	(13,264)	742,998	189,362	932,360
EXPENSES:
Property operating	100,916	(2,735)	98,181	38,116	136,297
Depreciation and amortization	206,444	(2,832)	203,612	57,199	260,811
Real estate taxes	71,783	(1,296)	70,487	13,684	84,171
Repairs and maintenance	24,904	(648)	24,256	6,854	31,110
Advertising and promotion	18,687	(336)	18,351	3,476	21,827
Provision for credit losses	(1,688)	(51)	(1,739)	727	(1,012)
Home and regional office costs	30,802	—	30,802	—	30,802
General & administrative	4,459	—	4,459	—	4,459
Other	11,107	(568)	10,539	13,303	23,842
Total operating expenses	467,414	(8,466)	458,948	133,359	592,307
OPERATING INCOME	288,848	(4,798)	284,050	56,003	340,053
Interest expense	199,153	(2,545)	196,608	41,547	238,155
Income before minority interest	89,695	(2,253)	87,442	14,456	101,898
Minority interest	(2,253)	2,253	—	—	—
Gain on sales of assets and other, net	2,134	—	2,134	—	2,134
Income tax expense of taxable REIT subsidiaries	(2,734)	—	(2,734)	—	(2,734)
Income before unconsolidated entities	86,842	—	86,842	14,456	101,298
Income from other unconsolidated entities	14,456	—	14,456	(14,456)	—
Income from continuing operations	101,298	—	101,298	—	101,298
Results of operations from discontinued operations	1,596	—	1,596	—	1,596
Gain on disposal or sale of discontinued operations	119,692	—	119,692	—	119,692
Income before allocation to limited partners	222,586	—	222,586	—	222,586
LESS:
Limited partners’ interest in the Operating Partnership	42,018	—	42,018	—	42,018
Preferred distributions of the Operating Partnership	7,350	—	7,350	—	7,350
NET INCOME	173,218	—	173,218	—	173,218
Preferred dividends	(18,407)	—	(18,407)	—	(18,407)
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$154,811	$—	154,811	$—	$154,811
RECONCILIATION TO FFO:
Net Income			173,218	—	173,218
Less:
Joint Venture Net Income			(14,456)	14,456	—
Net Income			158,762	14,456	173,218
Plus:
Limited partners’ interest in the Operating Partnership and preferred distributions of the Operating Partnership			49,368	—	49,368
Depreciation and amortization from combined consolidated properties and discontinued operations			205,858	—	205,858
Our share of depreciation and amortization from unconsolidated affiliates			—	55,567	55,567
Tax provision related to gain on sale			—	1,533	1,533
Less:
Loss on sale of real estate and discontinued operations			(121,826)	—	(121,826)
Minority interest portion of depreciation and amortization			(2,792)	—	(2,792)
Preferred distributions and dividends (Including those of subsidiaries)			(25,757)	—	(25,757)
Our FFO			$263,613	$71,556	$335,169
% of Total FFO:			78.65%	21.35%	100.00%

SIMON PROPERTY GROUP
Unaudited Pro-Rata Statement of Operations
For The Six Months Ended June 30, 2005

			The	The
			Company’s	Company’s	Total
		Minority	Consolidated	Share of	Company’s
	Consolidated	Interest	Share	Joint Ventures	Share
REVENUE:
Minimum rent	$937,026	$(16,287)	$920,739	$222,458	$1,143,197
Overage rent	27,731	(244)	27,487	12,798	40,285
Tenant reimbursements	425,470	(9,625)	415,845	105,744	521,589
Management fees and other revenues	37,185	—	37,185	—	37,185
Other income	76,769	(635)	76,134	25,700	101,834
Total revenue	1,504,181	(26,791)	1,477,390	366,700	1,844,090
EXPENSES:
Property operating	202,567	(5,432)	197,135	71,917	269,052
Depreciation and amortization	418,070	(4,883)	413,187	105,508	518,695
Real estate taxes	143,892	(2,648)	141,244	26,529	167,773
Repairs and maintenance	53,230	(1,436)	51,794	15,234	67,028
Advertising and promotion	36,860	(623)	36,237	6,752	42,989
Provision for credit losses	824	(60)	764	1,941	2,705
Home and regional office costs	57,992	—	57,992	—	57,992
General & administrative	8,251	—	8,251	—	8,251
Other	21,958	(1,017)	20,941	24,632	45,573
Total operating expenses	943,644	(16,099)	927,545	252,513	1,180,058
OPERATING INCOME	560,537	(10,692)	549,845	114,187	664,032
Interest expense	395,763	(5,132)	390,631	81,804	472,435
Income before minority interest	164,774	(5,560)	159,214	32,383	191,597
Minority interest	(5,560)	5,560	—	—	—
Gain (loss) on sales of assets and other, net	12,607	—	12,607	—	12,607
Income tax expense of taxable REIT subsidiaries	(7,420)	—	(7,420)	—	(7,420)
Income before unconsolidated entities	164,401	—	164,401	32,383	196,784
Income from other unconsolidated entities	32,383	—	32,383	(32,383)	—
Income from continuing operations	196,784	—	196,784	—	196,784
Results of operations from discontinued operations	4,073	—	4,073	—	4,073
Gain on disposal or sale of discontinued operations	119,780	—	119,780	—	119,780
Income before allocation to limited partners	320,637	—	320,637	—	320,637
LESS:
Limited partners’ interest in the Operating Partnership	57,681	—	57,681	—	57,681
Preferred distributions of the Operating Partnership	14,274	—	14,274	—	14,274
NET INCOME	248,682	—	248,682	—	248,682
Preferred dividends	(36,804)	—	(36,804)	—	(36,804)
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$211,878	$—	$211,878	$—	$211,878
RECONCILIATION TO FFO:
Net Income			$248,682	$—	$248,682
Less:
Joint Venture Net Income			(32,383)	32,383	—
Net Income			216,299	32,383	248,682
Plus:
Limited partners’ interest in the Operating Partnership and preferred distributions of the Operating Partnership			71,955	—	71,955
Depreciation and amortization from consolidated properties and discontinued operations			417,576	—	417,576
Our share of depreciation and amortization from unconsolidated entities			—	103,298	103,298
Tax provision related to gain on sale			—	1,533	1,533
Less:
Loss on sale of real estate and discontinued operations			(132,387)	—	(132,387)
Minority interest portion of depreciation and amortization			(4,841)	—	(4,841)
Preferred distributions and dividends (Including those of subsidiaries)			(51,078)	—	(51,078)
Our FFO			$517,524	$137,214	$654,738
% of Total FFO:			79.04%	20.96%	100.00%

SIMON PROPERTY GROUP

Unaudited Pro-Rata Balance Sheet

As of June 30, 2005

			The	The
			Company’s	Company’s	Total
		Minority	Consolidated	Share of	Company’s
	Consolidated	Interest	Share	Joint Ventures	Share
ASSETS:
Investment properties, at cost	$ 21,161,935	$ (209,548)	$ 20,952,387	$ 5,059,865	$ 26,012,252
Less—accumulated depreciation	3,440,838	(57,582)	3,383,256	688,883	4,072,139
	17,721,097	(151,966)	17,569,131	4,370,982	21,940,113
Cash and cash equivalents	375,575	(8,743)	366,832	110,412	477,244
Tenant receivables and accrued revenue, net	310,606	(5,007)	305,599	72,263	377,862
Investment in unconsolidated entities, at equity	1,709,899	—	1,709,899	(1,709,899)	—
Deferred costs and other assets	1,200,889	(64,186)	1,136,703	142,946	1,279,649
Total assets	$ 21,318,066	$ (229,902)	$ 21,088,164	$ 2,986,704	$ 24,074,868
LIABILITIES:
Mortgages and other indebtedness	$ 14,247,220	$ (194,925)	$ 14,052,295	$ 2,903,088	$ 16,955,383
Accounts payable, accrued expenses, intangibles, and deferred revenues	1,016,179	(7,983)	1,008,196	145,029	1,153,225
Cash distributions and losses in partnerships and joint ventures, at equity	111,694	—	111,694	(111,694)	—
Other liabilities, minority interest and accrued dividends	163,755	(26,994)	136,761	50,281	187,042
Total liabilities	15,538,848	(229,902)	15,308,946	2,986,704	18,295,650
LIMITED PARTNERS’ INTEREST IN THE OPERATING PARTNERSHIP	917,598	—	917,598	—	917,598
LIMITED PARTNERS’ PREFERRED INTEREST IN THE OPERATING PARTNERSHIP	409,340	—	409,340	—	409,340
STOCKHOLDERS’ EQUITY:
CAPITAL STOCK OF SIMON PROPERTY GROUP, INC. (750,000,000 total shares authorized, $.0001 par value, 237,996,000 shares of excess common stock):
All series of preferred stock, 100,000,000 shares authorized, 25,479,963 issued and outstanding, with Liquidation values of $1,073,998	1,072,392	—	1,072,392	—	1,072,392
Common stock, $.0001 par value, 400,000,000 shares authorized, 224,574,876 and 222,710,350 issued and outstanding, respectively	23	—	23	—	23
Class B common stock, $.0001 par value, 12,000,000 shares authorized, 8,000 issued and outstanding	—	—	—	—	—
Class C common stock, $.0001 par value, 4,000 shares authorized, issued and outstanding	—	—	—	—	—
Capital in excess of par value	5,016,631	—	5,016,631	—	5,016,631
Accumulated deficit	(1,432,864)	—	(1,432,864)	—	(1,432,864)
Accumulated other comprehensive income	7,053	—	7,053	—	7,053
Unamortized restricted stock award	(39,517)	—	(39,517)	—	(39,517)
Common stock held in treasury at cost, 4,000,255 and 2,415,855 shares, respectively	(171,438)	—	(171,438)	—	(171,438)
Total stockholders’ equity	4,452,280	—	4,452,280	—	4,452,280
	$ 21,318,066	$ (229,902)	$ 21,088,164	$ 2,986,704	$ 24,074,868

SIMON PROPERTY GROUP
Reconciliation of NOI to Net Income
As of June 30, 2005

Industry practice is to evaluate real estate properties on an unleveraged basis. NOI is a standard industry performance measure which is defined as operating income plus depreciation and amortization, both calculated in accordance with accounting principles generally accepted in the United States (“GAAP”). We consider NOI to be a key measure of our operating performance that is not specifically defined by GAAP. We believe that NOI is helpful to investors because it is a widely recognized measure of the performance of REITs and provides a relevant basis for comparison among REITs. We also use NOI internally to measure the operating performance of our portfolio.

However, you should understand that NOI:

•       does not represent cash flow from operations as defined by GAAP,

•       should not be considered as an alternative to net income determined in accordance with GAAP as a measure of operating performance,

•       is not an alternative to cash flows as a measure of liquidity, and

•       is not indicative of cash flows from operating, investing and financing activities.

The Reconciliation of NOI to Net Income provides “Total NOI of the Simon Group Portfolio” and reconciles the amounts to net income, which we believe is the most directly comparable GAAP financial measure. The Computation of Comparable Property NOI Growth provides the increase in the comparable regional mall NOI for the quarter and six months ended June 30, 2005.

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2005	2004	2005	2004
	(in thousands)
Reconciliation of NOI of consolidated Properties:
Net Income	$173,218	$78,545	$248,682	$134,732
Add: Preferred distributions of the Operating Partnership	7,350	4,900	14,274	9,805
Limited partners’ interest in the Operating Partnership	42,018	20,201	57,681	34,776
Discontinued operations—Results of operations and loss on disposal or sale, net	(121,288)	(1,884)	(123,853)	(4,177)
Income tax expense of taxable REIT subsidiaries	2,734	6,632	7,420	8,642
Minority interest	2,253	3,820	5,560	4,681
Interest Expense	199,153	156,218	395,763	308,879
Income from unconsolidated entities	(14,456)	(19,836)	(32,383)	(36,908)
(Gain) Loss on sales of assets and other, net	(2,134)	(11,619)	(12,607)	1,881
Operating Income	288,848	236,977	560,537	462,311
Depreciation and amortization expense	206,444	142,905	418,070	277,697
NOI of consolidated Properties	$495,292	$379,882	$978,607	$740,008
Reconciliation of NOI of unconsolidated entities:
Net Income	$79,647	$78,741	$248,808	$135,002
Add: Minority interest	—	—	—	—
Interest Expense	99,458	92,622	196,965	185,617
Discontinued operations—Results of operations and loss on disposal or sale, net	(508)	(18,771)	(99,363)	(21,598)
Income from unconsolidated entities	637	1,612	1,892	2,301
Operating Income	179,234	154,204	348,302	301,322
Depreciation and amortization expense	84,707	67,508	160,876	134,655
NOI of unconsolidated entities	$263,941	$221,712	$509,178	$435,977
Total consolidated and unconsolidated NOI from continuing
operations	$759,233	$601,594	$1,487,785	$1,175,985
Adjustments to NOI:
NOI of discontinued consolidated and unconsolidated Properties	4,821	34,496	11,095	76,275
Total NOI of the Simon Group Portfolio	$764,054	$636,090	$1,498,880	$1,252,260
Increase in NOI from prior period	20.1%	8.2%	19.7%	9.2%
Less: Joint venture partner’s share of NOI	158,911	157,193	306,128	312,934
Simon Group’s Share of NOI	$605,143	$478,897	$1,192,752	$939,326
Increase in Simon Group’s Share of NOI from prior period	26.4%	5.0%	27.0%	5.7%

SIMON PROPERTY GROUP
Computation of Comparable Property NOI Growth
As of June 30, 2005

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2005	2004	2005	2004
	(in thousands)
Total NOI of the Simon Group Portfolio	$764,054	$636,090	$1,498,880	$1,252,260
Reconciliation of NOI of Simon Group Portfolio to Comparable NOI of Regional Malls:
NOI from noncomparable Regional Malls	$(144,854)	$(17,268)	$(271,199)	$(30,651)
NOI from Community/Lifestyle Centers and Office Buildings	(37,397)	(37,730)	(70,858)	(66,496)
NOI from Home and Regional Office cost allocations, Corporate, and Other	5,184	5,851	5,675	15,658
NOI from disposition Properties	(4,783)	(28,631)	(11,055)	(61,395)
Peripheral land sales at Regional Mall Properties	(2,250)	(989)	(6,835)	(5,400)
	—	—
Comparable NOI of Regional Malls	$579,954	$557,323	$1,144,608	$1,103,976
Increase in Comparable Regional Mall NOI from
prior period	4.1%		3.7%

SIMON PROPERTY GROUP
Analysis of Other Income and Other Expense
As of June 30, 2005
(In thousands)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2005	2004	2005	2004
Consolidated Properties
Other Income
Interest Income	$4,683	$1,026	$9,005	$5,035
Lease Settlement Income	4,211	5,166	7,129	7,557
Gains on Land Sales and Income from the Sale of Net Leases	8,219	10,600	15,829	14,874
Simon Brand Ventures/Simon Business Network Revenues(1)	17,363	12,776	32,922	26,365
Other	5,598	4,565	11,884	7,306
Totals	$40,074	$34,133	$76,769	$61,137
Other Expense
Ground Rent	$6,354	$4,621	$12,476	$9,200
Professional Fees	2,424	1,335	4,874	2,551
Simon Brand Ventures/Simon Business Network Expenses	635	656	1,322	1,352
Other	1,694	1,015	3,286	3,379
Totals	$11,107	$7,627	$21,958	$16,482

(1)          Additional Simon Brand Ventures and Simon Business Network revenues are recorded in minimum rent.

SIMON PROPERTY GROUP
NOI Composition
For the Six Months Ended June 30, 2005

U.S. Portfolio NOI by Geographic
Diversification(1)

NOI by Asset Type(2)

(1)	U.S. regions:
	Northeast—PA, NY, VT, NH, ME, MA, NJ, CT and RI	West North Central—ND, SD, NE, KS, MN, IA and MO
	Mideast—KY, WV, MD, DE, VA, NC and SC	East North Central—WI, MI, OH, IN and IL
	Southeast—TN, MS, AL, GA, FL and Puerto Rico	Mountain—NV, AZ, NM, UT, CO, ID, MT and WY
	Southwest—TX, OK, LA and AR	Pacific—CA, OR and WA
(2)	International includes five Premium Outlet centers in Japan.

SIMON PROPERTY GROUP
U.S. Portfolio GLA, Occupancy & Rent Data
As of June 30, 2005

				% of Owned	Average
		Total	% of	GLA Which	Base Rent
Type of Property	GLA-Sq. Ft.	Owned GLA	Owned GLA	is Leased	Per Square Foot
Regional Malls
Anchor	101,132,540	28,562,417	23.8%	95.2%	$4.42
Specialty Store	58,270,599	58,121,330	48.5%	92.3%	$34.96
Freestanding	4,231,320	2,118,328	1.7%	90.0%	$11.78
Subtotal	62,501,919	60,239,658	50.2%	92.2%	$34.16
Regional Mall Total	163,634,459	88,802,075	74.0%
Premium Outlet Centers	12,130,851	12,130,851	10.1%	99.2%	$22.83
Community/Lifestyle Centers
Anchor	13,519,537	8,421,534	7.0%	92.9%	$8.89
Specialty Store	4,933,183	4,890,541	4.1%	89.0%	$15.40
Freestanding	951,900	462,495	0.4%	92.3%	$8.22
Community/Lifestyle Centers Total	19,404,620	13,774,570	11.5%	91.5%	$11.13
Office Portion of Retail	1,765,591	1,765,591	1.5%	73.9%	$29.22
Other(1)	3,882,817	3,446,974	2.9%
Total U.S. Properties	200,818,338	119,920,061	100.0%

(1)          Other assets include 21 other properties that contribute approximately 1% of Simon Group’s NOI.

SIMON PROPERTY GROUP
U.S. Regional Mall Operational Information
As of June 30, 2005
Unaudited
(In thousands, except as noted)

	As of or for the
	Six Months Ended
	June 30,
	2005	2004
Total Number of Regional Malls	172	177
Total Regional Mall GLA (in millions of square feet; includes office portion of retail)	166.7	172.5
Occupancy(1)
Consolidated Assets	92.3%	90.9%
Unconsolidated Assets	92.0%	91.8%
Total Portfolio	92.2%	91.3%
Comparable sales per square foot(2)
Consolidated Assets	$427	$404
Unconsolidated Assets	$474	$448
Total Portfolio	$442	$419
Average rent per square foot(1)
Consolidated Assets	$33.53	$32.01
Unconsolidated Assets	$35.31	$34.38
Total Portfolio	$34.16	$32.92

	Mall &
	Freestanding	%
Average Base Rent Per Square Foot	Stores	Change
6/30/05	$34.16	3.8%
6/30/04	$32.92
12/31/04	$33.90	5.9%
12/31/03	32.26	5.1%
12/31/02	30.70	4.8%
12/31/01	29.28	3.4%
12/31/00	28.31	3.6%

Rental Rates

	Average Base Rent(3)		Amount of Change
		Store Closings/
	Lease Signings	Lease Expirations	$	%
	During Period	During Period	Change	Change
2005 (YTD)	$42.52	$35.19	$7.33	20.8%
2004	39.33	33.59	5.74	17.1%
2003	41.28	32.99	8.29	25.1%
2002	40.35	32.58	7.77	23.8%
2001	34.88	29.10	5.78	19.9%
2000	35.13	29.24	5.89	20.1%

(1)          Includes mall and freestanding stores

(2)          Based upon the standard definition of sales for regional malls adopted by the International Council of Shopping Centers which includes only mall and freestanding stores less than 10,000 square feet.

(3)          Represents the average base rent in effect during the period for those tenants who signed leases as compared to the average base rent in effect during the period for those tenants whose leases terminated or expired.

SIMON PROPERTY GROUP
U.S. Regional Mall Lease Expirations(1)
As of June 30, 2005

			Avg. Base Rent
	Number of	Square	per Square Foot
Year	Leases Expiring	Feet	at 6/30/05
Mall Stores & Freestanding
Month to Month Leases	711	1,919,483	$32.48
2005 (7/1-12/31)	701	1,149,513	$37.64
2006	2,489	6,280,705	$32.54
2007	2,484	5,854,088	$34.55
2008	1,822	5,129,104	$35.73
2009	1,781	5,249,801	$33.19
2010	1,734	5,232,783	$36.00
2011	1,416	4,234,932	$35.05
2012	1,196	4,044,438	$35.64
2013	1,124	3,623,612	$38.39
2014	1,225	3,686,580	$40.62
2015	818	3,007,603	$39.40
2016 and Thereafter	265	2,519,243	$24.29
Specialty Leasing Agreements w/terms in excess of 12 months	1,130	2,797,224	$14.03
Anchor Tenants
2005 (7/1-12/31)	4	447,778	$2.76
2006	17	2,162,776	$2.59
2007	16	1,634,891	$2.27
2008	26	3,036,253	$3.95
2009	30	3,174,317	$3.44
2010	32	3,690,978	$2.78
2011	12	1,037,908	$5.81
2012	17	1,938,671	$5.57
2013	10	1,638,346	$6.86
2014	13	1,207,089	$7.58
2015	11	1,005,585	$6.85
2016 and Thereafter	44	4,911,271	$5.51

(1)          Does not consider the impact of options to renew that may be contained in leases.

SIMON PROPERTY GROUP
U.S. Regional Mall Top Tenants
As of June 30, 2005
(Square Feet in 000’s)

Top 10 In-Line Retail Tenants (sorted by percentage of total base minimum rent)

	Number		Percent of	Percent of
	of	Square	Total	Total Base
Tenant	Stores	Feet	Sq. Ft.	Min. Rent
Limited	535	3,450	1.7%	4.1%
Gap	338	3,513	1.7%	2.7%
Foot Locker	421	1,708	0.9%	2.1%
Zale Corporation	409	477	0.2%	1.6%
Luxottica Group S.P.A	523	899	0.4%	1.6%
Abercrombie & Fitch Co.	163	1,184	0.6%	1.4%
Sterling Jewelers, Inc.	202	288	0.1%	1.0%
Children’s Place Retail Stores	181	804	0.4%	1.0%
American Eagle Outfitters	126	680	0.3%	0.8%
Williams-Sonoma Stores	86	643	0.3%	0.8%

Top 10 Anchors (sorted by percentage of total square footage)(1)

	Number		Percent of	Percent of
	of	Square	Total	Total Base
Tenant	Stores	Feet	Sq. Ft.	Min. Rent
Sears Roebuck & Co.	129	19,690	9.8%	0.4%
Federated Department Stores	91	17,885	8.9%	0.6%
J.C. Penney Co., Inc.	116	16,805	8.4%	0.9%
The May Department Stores	92	13,918	6.9%	0.1%
Dillard’s Department Stores	79	11,923	5.9%	0.1%
Saks Incorporated	40	4,562	2.3%	0.9%
Nordstrom, Inc.	21	3,722	1.9%	0.0%
Belk, Inc.	14	1,647	0.8%	0.1%
Target Corporation	12	1,507	0.8%	0.0%
The Neiman Marcus Group, Inc.	8	1,053	0.5%	0.1%

(1)          Includes space leased and space owned by the anchor.

SIMON PROPERTY GROUP
U.S. Regional Mall Anchor/Big Box Openings
2005-2007

Property Name	Location	New Tenant	Former Tenant
Openings through June 30, 2005
Burlington Mall	Burlington, MA	Cheesecake Factory	N/A
College Mall	Bloomington, IN	Dick’s Sporting Goods	Lazarus
Emerald Square	Attleboro, MA	Filene’s Men Store	Lord & Taylor
Lehigh Valley Mall	Whitehall, PA	Linens ’n Things	Lehigh Valley Cinema
Livingston Mall	Livingston, NJ	Steve & Barry’s	N/A
Longview Mall	Longview, TX	Beall’s	Service Merchandise
Maplewood Mall	St. Paul, MN	JCPenney	Mervyn’s
Phipps Plaza	Atlanta, GA	Nordstrom	Lord & Taylor
South Hills Village	Pittsburgh, PA	Barnes & Noble	N/A
SouthPark Mall	Charlotte, NC	Joseph Beth Booksellers	Sears
The Source	Westbury, NY	David’s Bridal	N/A
Washington Square	Indianapolis, IN	Kerasotes Theatre	N/A
White Oaks Mall	Springfield, IL	Linens ’n Things Cost Plus World Market	Montgomery Ward Montgomery Ward
Openings Projected for the Remainder of 2005
Cielo Vista Mall	El Paso, TX	Cinemark Theater	N/A
Cordova Mall	Pensacola, FL	Ross Dress for Less	N/A
Fashion Mall at Keystone	Indianapolis, IN	Landmark Cinema Crate & Barrel	N/A N/A
Irving Mall	Irving, TX	Burlington Coat Factory	JCPenney
Mall of New Hampshire	Manchester, NH	A.C. Moore	Kitchen Etc.
Roosevelt Field	Garden City, NY	Grand Luxe Cafe	N/A
Town Center at Boca Raton	Boca Raton, FL	Neiman Marcus	Lord & Taylor
Valley Mall	Harrisonburg, VA	Target	Wal-Mart
Openings Projected in 2006
Aurora Mall(1)	Aurora, CO	Dillard’s Foley’s (renov & expan)	Foley’s (relocated) N/A
Boynton Beach Mall	Boynton Beach, FL	Muvico Theater	Macy’s
Copley Place	Boston, MA	Barneys New York	Lowes Theatre
Crossroads Mall	Omaha, NE	Target	Younkers
The Galleria	Houston, TX	Borders, Del Frisco, Kona Grill & Oceanaire	Lord & Taylor
Melbourne Square	Melbourne, FL	Dick’s Sporting Goods Circuit City	Belk’s Belk’s
Orange Park Mall	Jacksonville, FL	Dick’s Sporting Goods	N/A
SouthPark Mall	Charlotte, NC	Neiman Marcus	N/A
Square One Mall	Saugus, MA	Dick’s Sporting Goods	N/A

Property Name	Location	New Tenant	Former Tenant
Openings Projected in 2007
Aventura Mall	Miami Beach, FL	Nordstrom	Lord & Taylor
Lenox Square	Atlanta, GA	Neiman Marcus expansion and small shop addition	N/A

(1)   Aurora Mall redevelopment will consolidate two Foley’s locations into one and add Dillard’s.

SIMON PROPERTY GROUP

U.S. Regional Mall Property Listing

						Gross Leasable Area
	Property Name	State	City (Metropolitan area)	Legal Ownership		Anchor	Mall & Freestanding		Total
1.	McCain Mall	AR	N. Little Rock	100.0%		554,156	222,316		776,472
2.	University Mall	AR	Little Rock	100.0%		364,992	153,010		518,002
3.	Southgate Mall	AZ	Yuma	100.0%		253,162	68,850		322,012
4.	Brea Mall	CA	Brea (Orange County)	100.0%		874,802	442,720		1,317,522
5.	Fashion Valley Mall	CA	San Diego	50.0%		1,053,305	654,649		1,707,954
6.	Laguna Hills Mall	CA	Laguna Hills (Orange County)	100.0%		536,500	330,940		867,440
7.	Santa Rosa Plaza	CA	Santa Rosa	100.0%		428,258	269,956		698,214
8.	Shops at Mission Viejo Mall, The	CA	Mission Viejo (Orange County)	100.0%		677,215	472,248		1,149,463
9.	Stanford Shopping Center	CA	Palo Alto (San Francisco)	100.0%		849,153	529,400	(6)	1,378,553
10.	Westminster Mall	CA	Westminster (Orange County)	100.0%		716,939	502,948		1,219,887
11.	Aurora Mall	CO	Aurora (Denver)	100.0%		611,637	412,976		1,024,613
12.	Mesa Mall(1)	CO	Grand Junction	50.0%		441,208	440,411		881,619
13.	Crystal Mall	CT	Waterford (New London-Norwich)	74.6%		442,311	351,686		793,997
14.	Aventura Mall(1)	FL	Miami Beach	33.3%		1,242,098	662,423		1,904,521
15.	Avenues, The	FL	Jacksonville	25.0%	(2)	754,956	362,349		1,117,305
16.	Boynton Beach Mall	FL	Boynton Beach (W. Palm Beach)	100.0%		714,210	301,580		1,015,790
17.	Coral Square	FL	Coral Springs (Miami-Ft. Lauderdale)	97.2%		648,144	296,968		945,112
18.	Cordova Mall	FL	Pensacola	100.0%		395,875	454,442		850,317
19.	Crystal River Mall	FL	Crystal River	100.0%		302,495	121,847		424,342
20.	Dadeland Mall	FL	N. Miami Beach	50.0%		1,132,072	335,692		1,467,764
21.	DeSoto Square	FL	Bradenton (Sarasota-Bradenton)	100.0%		435,467	254,996		690,463
22.	Edison Mall	FL	Fort Myers	100.0%		742,667	296,109		1,038,776
23.	Florida Mall, The	FL	Orlando	50.0%		1,232,416	615,957		1,848,373
24.	Gulf View Square	FL	Port Richey (Tampa-St. Pete)	100.0%		461,852	292,098		753,950
25.	Indian River Mall	FL	Vero Beach	50.0%		445,552	302,657		748,209
26.	Lake Square Mall	FL	Leesburg (Orlando)	50.0%		296,037	264,909		560,946
27.	Melbourne Square	FL	Melbourne	100.0%		371,167	258,820		629,987
28.	Miami International Mall	FL	South Miami	47.8%		783,308	293,404		1,076,712
29.	Orange Park Mall	FL	Orange Park (Jacksonville)	100.0%		528,551	388,933		917,484
30.	Paddock Mall	FL	Ocala	100.0%		387,378	166,907		554,285
31.	Palm Beach Mall	FL	West Palm Beach	100.0%		749,288	335,156		1,084,444
32.	Port Charlotte Town Center	FL	Port Charlotte (Punta Gorda)	80.0%	(3)	458,251	324,182		782,433
33.	Seminole Towne Center	FL	Sanford (Orlando)	45.0%	(2)	768,798	383,765		1,152,563
34.	Shops at Sunset Place, The	FL	Miami	37.5%	(2)	0	515,030		515,030
35.	St. Johns Town Center	FL	Jacksonville	50.0%		650,982	378,285		1,029,267
36.	Town Center at Boca Raton	FL	Boca Raton (W. Palm Beach)	100.0%		1,085,312	493,230		1,578,542
37.	Treasure Coast Square	FL	Jensen Beach (Ft. Pierce)	100.0%		511,372	349,172		860,544
38.	Tyrone Square	FL	St. Petersburg (Tampa St. Pete)	100.0%		748,269	341,188		1,089,457
39.	University Mall	FL	Pensacola	100.0%		478,449	230,519		708,968
40.	Gwinnett Place	GA	Duluth (Atlanta)	50.0%		843,609	434,645		1,278,254
41.	Lenox Square	GA	Atlanta	100.0%		821,356	654,539		1,475,895
42.	Mall of Georgia	GA	Mill Creek (Atlanta)	50.0%		1,069,590	716,074		1,785,664

						Gross Leasable Area
	Property Name	State	City (Metropolitan area)	Legal Ownership		Anchor	Mall & Freestanding		Total
43.	Northlake Mall	GA	Atlanta	100.0%		665,745	297,061		962,806
44.	Phipps Plaza	GA	Atlanta	100.0%		472,385	346,463		818,848
45.	Town Center at Cobb	GA	Kennesaw (Atlanta)	50.0%		851,346	422,549		1,273,895
46.	Lindale Mall(1)	IA	Cedar Rapids	50.0%		305,563	387,525		693,088
47.	NorthPark Mall	IA	Davenport	50.0%		651,533	425,640		1,077,173
48.	Southern Hills Mall(1)	IA	Sioux City	50.0%		372,937	431,254		804,191
49.	SouthRidge Mall(1)	IA	Des Moines	50.0%		497,806	504,332		1,002,138
50.	Alton Square	IL	Alton (St. Louis)	100.0%		426,315	213,042		639,357
51.	Lincolnwood Town Center	IL	Lincolnwood (Chicago)	100.0%		220,830	200,716		421,546
52.	Northfield Square Mall	IL	Bourbonnais (Chicago)	31.6%	(3)	310,994	247,523		558,517
53.	Northwoods Mall	IL	Peoria	100.0%		472,969	221,231		694,200
54.	Orland Square	IL	Orland Park (Chicago)	100.0%		773,295	436,890		1,210,185
55.	River Oaks Center	IL	Calumet City (Chicago)	100.0%		834,588	545,452	(6)	1,380,040
56.	Southpark Mall	IL	Moline (Davenport-Moline)	50.0%		578,056	447,676		1,025,732
57.	White Oaks Mall	IL	Springfield	77.5%		597,339	380,095		977,434
58.	Castleton Square	IN	Indianapolis	100.0%		1,105,913	362,992		1,468,905
59.	Circle Centre	IN	Indianapolis	14.7%		350,000	438,371	(6)	788,371
60.	College Mall	IN	Bloomington	100.0%		356,887	248,071		604,958
61.	Eastland Mall	IN	Evansville	50.0%		489,144	354,668		843,812
62.	Fashion Mall at Keystone, The	IN	Indianapolis	100.0%		249,721	367,937	(6)	617,658
63.	Greenwood Park Mall	IN	Greenwood (Indianapolis)	100.0%		909,928	412,818		1,322,746
64.	Lafayette Square	IN	Indianapolis	100.0%		937,223	269,955		1,207,178
65.	Markland Mall	IN	Kokomo	100.0%		273,094	141,558		414,652
66.	Muncie Mall	IN	Muncie	100.0%		435,756	215,701		651,457
67.	Tippecanoe Mall	IN	Lafayette	100.0%		537,790	322,291		860,081
68.	University Park Mall	IN	Mishawaka (South Bend)	60.0%		622,508	319,815		942,323
69.	Washington Square	IN	Indianapolis	100.0%		616,109	306,702		922,811
70.	Towne East Square	KS	Wichita	100.0%		779,490	389,766		1,169,256
71.	Towne West Square	KS	Wichita	100.0%		619,269	332,076		951,345
72.	West Ridge Mall	KS	Topeka	100.0%		716,811	299,882		1,016,693
73.	Prien Lake Mall	LA	Lake Charles	100.0%		644,124	178,715		822,839
74.	Arsenal Mall	MA	Watertown (Boston)	100.0%		191,395	310,423	(6)	501,818
75.	Atrium Mall	MA	Chestnut Hill (Boston)	49.1%		0	206,673		206,673
76.	Auburn Mall	MA	Auburn (Boston)	49.1%		417,620	174,584		592,204
77.	Burlington Mall	MA	Burlington (Boston)	100.0%		836,236	423,433		1,259,669
78.	Cape Cod Mall	MA	Hyannis (Barnstable-Yarmouth)	49.1%		420,199	304,049		724,248
79.	Copley Place	MA	Boston	98.1%		104,332	1,114,608	(6)	1,218,940
80.	Emerald Square	MA	North Attleboro (Providence-Fall River)	49.1%		647,372	375,186		1,022,558
81.	Greendale Mall	MA	Worcester (Boston)	49.1%		132,634	298,717	(6)	431,351
82.	Liberty Tree Mall	MA	Danvers (Boston)	49.1%		498,000	359,035		857,035
83.	Mall at Chestnut Hill, The	MA	Newton (Boston)	47.2%		297,253	180,946		478,199
84.	Northshore Mall	MA	Peabody (Boston)	49.1%		979,755	695,298		1,675,053
85.	Solomon Pond Mall	MA	Marlborough (Boston)	49.1%		538,843	371,205		910,048
86.	South Shore Plaza	MA	Braintree (Boston)	100.0%		847,603	615,218		1,462,821
87.	Square One Mall	MA	Saugus (Boston)	49.1%		540,101	324,997		865,098
88.	Bowie Town Center	MD	Bowie (Washington, D.C.)	100.0%		338,567	328,670		667,237
89.	St. Charles Towne Center	MD	Waldorf (Washington, D.C.)	100.0%		631,602	349,874		981,476
90.	Bangor Mall	ME	Bangor	66.4%	(5)	416,582	236,923		653,505

						Gross Leasable Area
	Property Name	State	City (Metropolitan area)	Legal Ownership		Anchor	Mall & Freestanding		Total
91.	Maplewood Mall	MN	Minneapolis	100.0%		588,822	341,255		930,077
92.	Miller Hill Mall	MN	Duluth	100.0%		429,508	379,488		808,996
93.	Battlefield Mall	MO	Springfield	100.0%		770,111	420,675		1,190,786
94.	Independence Center	MO	Independence (Kansas City)	100.0%		499,284	524,673		1,023,957
95.	Biltmore Square	NC	Asheville	100.0%		242,576	251,056		493,632
96.	SouthPark Mall	NC	Charlotte	100.0%		964,742	483,533		1,448,275
97.	Crossroads Mall	NE	Omaha	100.0%		405,669	232,839		638,508
98.	Mall at Rockingham Park	NH	Salem (Boston)	24.6%		638,111	382,046		1,020,157
99.	Mall of New Hampshire	NH	Manchester (Boston)	49.1%		444,889	363,307		808,196
100.	Pheasant Lane Mall	NH	Nashua (Boston)	(4)		675,759	313,510		989,269
101.	Brunswick Square	NJ	East Brunswick (New York)	100.0%		467,626	302,380		770,006
102.	Livingston Mall	NJ	Livingston (New York)	100.0%		616,128	363,380		979,508
103.	Menlo Park Mall	NJ	Edison (New York)	100.0%		527,591	756,360	(6)	1,283,951
104.	Ocean County Mall	NJ	Toms River (New York)	100.0%		616,443	275,620		892,063
105.	Quaker Bridge Mall	NJ	Lawrenceville	38.0%	(5)	686,760	419,319		1,106,079
106.	Rockaway Townsquare	NJ	Rockaway (New York)	100.0%		786,626	462,752		1,249,378
107.	Cottonwood Mall	NM	Albuquerque	100.0%		631,556	410,195		1,041,751
108.	Forum Shops at Caesars, The	NV	Las Vegas	100.0%		0	633,667		633,667
109.	Chautauqua Mall	NY	Lakewood (Jamestown)	100.0%		213,320	218,346		431,666
110.	Jefferson Valley Mall	NY	Yorktown Heights (New York)	100.0%		310,095	276,137		586,232
111.	Nanuet Mall	NY	Nanuet (New York)	100.0%		583,711	333,831		917,542
112.	Roosevelt Field	NY	Garden City (New York)	100.0%		1,430,425	759,661		2,190,086
113.	Smith Haven Mall	NY	Lake Grove (New York)	25.0%		902,595	455,269		1,357,864
114.	Source, The	NY	Westbury (New York)	25.5%	(2)	210,798	516,909		727,707
115.	Walt Whitman Mall	NY	Huntington Station (New York)	100.0%		742,214	292,606		1,034,820
116.	Westchester, The	NY	White Plains (New York)	40.0%		349,393	478,321		827,714
117.	Great Lakes Mall	OH	Mentor (Cleveland)	100.0%		879,300	422,626		1,301,926
118.	Lima Mall	OH	Lima	100.0%		541,861	204,038		745,899
119.	Richmond Town Square	OH	Richmond Heights (Cleveland)	100.0%		685,251	331,713		1,016,964
120.	Southern Park Mall	OH	Boardman (Youngstown)	100.0%		811,858	386,347		1,198,205
121.	Summit Mall	OH	Akron	100.0%		432,936	330,513		763,449
122.	Upper Valley Mall	OH	Springfield (Dayton-Springfield)	100.0%		479,418	262,965		742,383
123.	Eastland Mall	OK	Tulsa	100.0%		435,843	264,590		700,433
124.	Penn Square Mall	OK	Oklahoma City	94.5%		588,137	444,104		1,032,241
125.	Woodland Hills Mall	OK	Tulsa	94.5%		709,447	382,991		1,092,438
126.	Century III Mall	PA	West Mifflin(Pittsburgh)	100.0%		831,439	458,724	(6)	1,290,163
127.	Cheltenham Square	PA	Philadelphia	100.0%		368,266	271,847		640,113
128.	Granite Run Mall	PA	Media (Philadelphia)	50.0%		500,809	545,517		1,046,326
129.	Lehigh Valley Mall	PA	Whitehall (Allentown- Bethlehem)	37.6%	(5)	564,353	494,802	(6)	1,059,155
130.	Montgomery Mall	PA	Montgomeryville (Philadelphia)	53.5%	(5)	684,855	434,681		1,119,536
131.	Oxford Valley Mall	PA	Langhorne (Philadelphia)	63.2%	(5)	762,558	558,590	(6)	1,321,148

						Gross Leasable Area
	Property Name	State	City (Metropolitan area)	Legal Ownership		Anchor	Mall & Freestanding		Total
132.	Plaza & Court at King of Prussia, The	PA	King of Prussia (Philadelphia)	12.4%	(5)	1,545,812	1,064,520	(6)	2,610,332
133.	Ross Park Mall	PA	Pittsburgh	100.0%		827,015	407,162		1,234,177
134.	South Hills Village	PA	Pittsburgh	100.0%		655,987	485,160		1,141,147
135.	Plaza Carolina	PR	Carolina (San Juan)	100.0%		504,796	608,024	(6)	1,112,820
136.	Anderson Mall	SC	Anderson (Greenville)	100.0%		404,394	230,471		634,865
137.	Haywood Mall	SC	Greenville	100.0%		902,400	327,696		1,230,096
138.	Empire Mall(1)	SD	Sioux Falls	50.0%		497,341	548,828		1,046,169
139.	Rushmore Mall(1)	SD	Rapid City	50.0%		470,660	360,073		830,733
140.	Knoxville Center	TN	Knoxville	100.0%		597,028	384,044		981,072
141.	Oak Court Mall	TN	Memphis	100.0%		535,000	318,335	(6)	853,335
142.	Raleigh Springs Mall	TN	Memphis	100.0%		691,230	226,173		917,403
143.	West Town Mall	TN	Knoxville	50.0%		878,311	448,802		1,327,113
144.	Wolfchase Galleria	TN	Memphis	94.5%		761,648	505,846		1,267,494
145.	Barton Creek Square	TX	Austin	100.0%		922,266	508,232		1,430,498
146.	Broadway Square	TX	Tyler	100.0%		427,730	185,154		612,884
147.	Cielo Vista Mall	TX	El Paso	100.0%		793,716	397,975		1,191,691
148.	Galleria, The	TX	Houston	31.5%		1,300,466	1,103,322		2,403,788
149.	Highland Mall(1)	TX	Austin	50.0%		732,000	359,671		1,091,671
150.	Ingram Park Mall	TX	San Antonio	100.0%		751,704	378,284		1,129,988
151.	Irving Mall	TX	Irving (Dallas-Ft. Worth)	100.0%		637,415	408,769		1,046,184
152.	La Plaza Mall	TX	McAllen	100.0%		776,397	426,769		1,203,166
153.	Lakeline Mall	TX	Austin	100.0%		745,179	355,486		1,100,665
154.	Longview Mall	TX	Longview	100.0%		402,843	209,431		612,274
155.	Midland Park Mall	TX	Midland	100.0%		339,113	278,800		617,913
156.	North East Mall	TX	Hurst (Dallas-Ft. Worth)	100.0%		1,194,589	467,528		1,662,117
157.	Richardson Square Mall	TX	Richardson (Dallas-Ft. Worth)	100.0%		471,436	284,171		755,607
158.	Rolling Oaks Mall	TX	San Antonio	100.0%		596,984	286,226		883,210
159.	Sunland Park Mall	TX	El Paso	100.0%		575,837	342,416		918,253
160.	Valle Vista Mall	TX	Harlingen	100.0%		389,781	265,764		655,545
161.	Trolley Square	UT	Salt Lake City	90.0%		0	225,143		225,143
162.	Apple Blossom Mall	VA	Winchester	49.1%		229,011	213,363		442,374
163.	Charlottesville Fashion Square	VA	Charlottesville	100.0%		381,153	191,388		572,541
164.	Chesapeake Square	VA	Chesapeake (Norfolk-VA Beach)	75.0%	(3)	537,279	271,591		808,870
165.	Fashion Centre at Pentagon City, The	VA	Arlington (Washington, DC)	42.5%		472,729	517,145	(6)	989,874
166.	Valley Mall	VA	Harrisonburg	50.0%		315,078	173,477		488,555
167.	Virginia Center Commons	VA	Glen Allen (Richmond)	100.0%		506,639	281,533		788,172
168.	Columbia Center	WA	Kennewick	100.0%		408,052	333,611		741,663
169.	Northgate Mall	WA	Seattle	100.0%		688,391	297,947		986,338
170.	Tacoma Mall	WA	Tacoma	100.0%		924,045	410,180		1,334,225
171.	Bay Park Square	WI	Green Bay	100.0%		447,508	268,036		715,544
172.	Forest Mall	WI	Fond Du Lac	100.0%		327,260	173,408		500,668
	Total Regional Mall GLA					101,954,027	64,787,729		166,741,756

FOOTNOTES:

(1)    This Property is managed by a third party.

(2)    The Operating Partnership’s direct and indirect interests in some of the Properties held as joint venture interests are subject to preferences on distributions in favor of other partners or the Operating Partnership.

(3)    The Operating Partnership receives substantially all the economic benefit of the Property due to a preference or advance.

(4)    The Operating Partnership owns a mortgage note that encumbers Pheasant Lane Mall that entitles it to 100% of the economics of this Property.

(5)    The Company’s indirect ownership interest is through an approximately 76% ownership interest in Kravco Simon Investments.

(6)    Mall & Freestanding GLA includes office space as follows:

Arsenal Mall—approx. 106,000 sq. ft.

Century III Mall—approx. 36,000 sq. ft.

Circle Centre Mall—approx. 9,000 sq. ft.

Copley Place—approx. 847,000 sq. ft.

Fashion Centre at Pentagon City, The—approx. 169,000 sq. ft.

Fashion Mall at Keystone, The—approx. 11,000 sq. ft.

Greendale Mall—approx. 120,000 sq. ft.

The Plaza & Court at King of Prussia—approx. 14,000 sq. ft.

Lehigh Valley Mall—approx. 12,000 sq. ft.

Menlo Park Mall—approx. 50,000 sq. ft.

Oak Court Mall—approx. 131,000 sq. ft.

Oxford Valley Mall—approx. 111,000 sq. ft.

Plaza Carolina—approx. 28,000 sq. ft.

River Oaks Center—approx. 118,000 sq. ft.

Stanford Shopping Center—approx. 6,000 sq. ft.

SIMON PROPERTY GROUP
U.S. Premium Outlet Centers Operational Information
As of June 30, 2005
Unaudited
(In thousands, except as noted)

	As of or for the
	Six Months
	Ended June 30,
	2005	2004(2)
Total Number of U.S. Premium Outlet Centers	32	31
Total U.S. Premium Outlet Centers GLA (in millions of square feet)	12.1	11.4
Occupancy	99.2%	98.0%
Comparable sales per square foot	$426	$397
Average base rent per square foot	$22.83	$21.16

	Total	%
Average Base Rent Per Square Foot	Center	Change
6/30/05	$22.83	7.9%
6/30/04	$21.16
12/31/04	$21.85	7.3%
12/31/03	20.36	n/a

Rental Rates

	Average Base Rent(1)		Amount of Change
	Lease	Store Closings/
	Signings	Lease Expirations	$	%
	During Period	During Period	Change	Change
2005 (YTD)	$25.97	$21.93	$4.04	18.4%
2004	22.78	20.02	2.76	13.8%
2003	25.41	22.62	2.79	12.3%

(1)          Represents the average base rent for tenants who signed leases compared to the average base rent in effect for tenants whose leases terminated or expired in the same space.

(2)          The Company acquired Chelsea Property Group on October 14, 2004. 2004 statistics were calculated based upon the 31 Premium Outlet centers owned by Chelsea on June 30, 2004.

SIMON PROPERTY GROUP
U.S. Premium Outlet Centers Lease Expirations(1)
As of June 30, 2005

			Weighted
			Avg. Base Rent
	Number of	Square	per Square Foot
Year	Leases Expiring	Feet	at 6/30/05
2005 (7/1-12/31)	99	286,052	$17.56
2006	354	1,316,092	$20.52
2007	369	1,382,726	$21.63
2008	401	1,591,327	$23.93
2009	369	1,575,031	$21.77
2010	468	2,086,260	$21.91
2011	184	830,864	$23.28
2012	171	725,734	$26.05
2013	192	833,409	$25.11
2014	176	602,209	$28.02
2015	178	629,974	$25.36
2016 and Thereafter	53	239,238	$22.85

(1)          Does not consider the impact of options to renew that may be contained in leases.

SIMON PROPERTY GROUP
U.S. Premium Outlet Centers Top Tenants
As of June 30, 2005
(Square Feet in 000’s)

(Sorted by percentage of total base minimum rent)

	Number		Percent of	Percent of
	of	Square	Total	Total Base
Tenant	Stores	Feet	Sq. Ft.	Min. Rent
Phillips—Van Heusen Corporation	146	694	0.3%	0.6%
Jones Retail Corporation	138	476	0.2%	0.5%
Retail Brand Alliance, Inc.	58	353	0.2%	0.3%
The GAP, Inc.	55	493	0.2%	0.3%
Nike Retail Services, Inc	31	321	0.2%	0.2%
LCI Holdings, Inc.	49	358	0.2%	0.2%
Brown Group Retail, Inc.	50	231	0.1%	0.2%
VF Outlet	51	309	0.2%	0.2%
Tommy Hilfiger Retail, LLC	33	199	0.1%	0.2%
Reebok International LTD	25	201	0.1%	0.2%

SIMON PROPERTY GROUP
U.S. Premium Outlet Centers Property Listing

	Property Name	State	City (Metropolitan area)	Legal Ownership	Total Gross Leasable Area
1.	Camarillo Premium Outlets	CA	Camarillo (Los Angeles)	100.0%	454,070
2.	Carlsbad Premium Outlets	CA	Carlsbad	100.0%	287,936
3.	Desert Hills Premium Outlets	CA	Cabazon (Palm Springs-Los Angeles)	100.0%	498,516
4.	Folsom Premium Outlets	CA	Folsom (Sacramento)	100.0%	299,270
5.	Gilroy Premium Outlets	CA	Gilroy (San Jose)	100.0%	577,265
6.	Napa Premium Outlets	CA	Napa (Napa Valley)	100.0%	179,348
7.	Petaluma Village Premium Outlets	CA	Petaluma (San Francisco)	100.0%	195,837
8.	Vacaville Premium Outlets	CA	Vacaville	100.0%	444,212
9.	Clinton Crossing Premium Outlets	CT	Clinton (Hartford)	100.0%	272,351
10.	Orlando Premium Outlets	FL	Orlando	100.0%	427,743
11.	St. Augustine Premium Outlets	FL	St. Augustine (Jacksonsville)	100.0%	329,003
12.	North Georgia Premium Outlets	GA	Dawsonville (Atlanta)	100.0%	539,757
13.	Waikele Premium Outlets	HI	Waipahu (Honolulu)	100.0%	209,846
14.	Chicago Premium Outlets	IL	Aurora (Chicago)	100.0%	437,775
15.	Edinburgh Premium Outlets	IN	Edinburgh (Indianapolis)	100.0%	303,432
16.	Lighthouse Place Premium Outlets	IN	Michigan City (Chicago)	100.0%	472,489
17.	Wrentham Village Premium Outlets	MA	Wrentham (Boston)	100.0%	600,613
18.	Kittery Premium Outlets	ME	Kittery (Boston)	100.0%	150,564
19.	Albertville Premium Outlets	MN	Albertville (Minneapolis/ St. Paul)	100.0%	429,701
20.	Osage Beach Premium Outlets	MO	Osage Beach	100.0%	391,381
21.	Carolina Premium Outlets	NC	Smithfield (Raleigh-Durham- Chapel Hill)	100.0%	439,303
22.	Liberty Village Premium Outlets	NJ	Flemington (New York- Philadelphia)	100.0%	173,645
23.	Las Vegas Premium Outlets	NV	Las Vegas	100.0%	434,978
24.	Waterloo Premium Outlets	NY	Waterloo	100.0%	391,519
25.	Woodbury Common Premium Outlets	NY	Central Valley (New York City)	100.0%	844,299
26.	Aurora Farms Premium Outlets	OH	Aurora (Cleveland)	100.0%	300,181
27.	Columbia Gorge Premium Outlets	OR	Troutdale (Portland-Vancouver)	100.0%	164,039
28.	The Crossings Premium Outlets	PA	Tannersville	100.0%	411,391
29.	Allen Premium Outlets	TX	Allen (Dallas)	100.0%	348,549
30.	Leesburg Corner Premium Outlets	VA	Leesburg (Washington DC)	100.0%	463,288
31.	Seattle Premium Outlets	WA	Seattle	100.0%	381,033
32.	Johnson Creek Premium Outlets	WI	Johnson Creek	100.0%	277,517
	Total U.S. Premium Outlet Centers GLA				12,130,851

SIMON PROPERTY GROUP
U.S. Community/Lifestyle Centers Operational Information
As of June 30, 2005
Unaudited
(In thousands, except as noted)

	As of or for the
	Six Months Ended
	June 30,
	2005	2004
Total Number of Community/Lifestyle Centers	71	67
Total Community/Lifestyle Center GLA (in millions of square feet)	18.8	17.7
Occupancy(1)
Consolidated Assets	89.3%	89.8%
Unconsolidated Assets	96.1%	95.1%
Total Portfolio	91.5%	91.5%
Comparable sales per square foot(2)
Consolidated Assets	$224	$218
Unconsolidated Assets	$203	$204
Total Portfolio	$218	$213
Average rent per square foot(1)
Consolidated Assets	$11.44	$11.08
Unconsolidated Assets	$10.51	$10.07
Total Portfolio	$11.13	$10.77

	Total	%
Average Base Rent Per Square Foot	Center	Change
6/30/2005	$11.13	3.3%
6/30/2004	$10.77
12/31/04	$10.91	3.0%
12/31/03	10.59	4.6%
12/31/02	10.12	3.0%
12/31/01	9.83	5.0%
12/31/00	9.36	12.0%

Rental Rates

	Average Base Rent(3)		Amount of Change
		Store Closings/
	Lease Signings	Lease Expirations	$	%
	During Period	During Period	Change	Change
2005 (YTD)	$14.83	$13.09	$1.74	13.3%
2004	12.01	11.16	0.85	7.6%
2003	12.38	10.48	1.90	18.1%
2002	10.19	8.39	1.80	21.5%
2001	12.79	9.30	3.49	37.5%
2000	14.21	11.51	2.70	23.5%

(1)          Includes total center.

(2)          Based upon the standard definition of sales for regional malls adopted by the International Council of Shopping Centers which includes stores less than 10,000 square feet.

(3)          Represents the average base rent in effect during the period for those tenants who signed leases as compared to the average base rent in effect during the period for those tenants whose leases terminated or expired.

SIMON PROPERTY GROUP
U.S. Community/Lifestyle Centers Lease Expirations(1)
As of June 30, 2005

			Avg. Base Rent
	Number of	Square	per Square Foot
Year	Leases Expiring	Feet	at 6/30/05
Mall Stores & Freestanding
Month to Month Leases	53	146,300	$11.01
2005 (7/1-12/31)	51	133,690	$16.48
2006	237	676,499	$14.47
2007	178	657,118	$13.60
2008	176	700,494	$14.07
2009	130	499,474	$14.39
2010	156	742,778	$15.44
2011	59	310,451	$15.31
2012	25	125,632	$15.96
2013	18	117,022	$13.46
2014	32	200,218	$18.06
2015	40	218,650	$19.05
2016 and Thereafter	14	89,127	$20.73
Specialty Leasing Agreements w/terms in excess of 12 months	10	32,767	$4.19
Anchor Tenants
2005 (7/1-12/31)	6	121,560	$7.60
2006	12	439,371	$6.29
2007	14	513,806	$5.71
2008	16	415,757	$9.95
2009	24	815,160	$7.44
2010	25	813,425	$11.40
2011	12	539,260	$6.68
2012	9	404,574	$8.40
2013	14	450,381	$8.23
2014	11	438,088	$8.98
2015	12	464,524	$11.48
2016 and Thereafter	45	2,316,630	$9.79
Specialty Leasing Agreements w/terms in excess of 12 months	1	75,515	$0.43

(1)          Does not consider the impact of options to renew that may be contained in leases.

SIMON PROPERTY GROUP
U.S. Community/Lifestyle Centers Top Tenants
As of June 30, 2005
(Square Feet in 000’s)

(Sorted by percentage of total square footage)(1)

	Number		Percent of	Percent of
	of	Square	Total	Total Base
Tenant	Stores	Feet	Sq. Ft.	Min. Rent
Target Corporation	10	1,258	0.6%	0.0%
Wal-Mart Stores, Inc.	10	1,120	0.6%	0.0%
Kohl’s Department Stores, Inc.	9	825	0.4%	0.2%
Best Buy Company, Inc.	16	679	0.3%	0.3%
TJX Companies, Inc.	22	660	0.3%	0.2%
Burlington Coat Factory	7	510	0.3%	0.1%
Sears Roebuck & Co.	4	469	0.2%	0.1%
Bed Bath & Beyond, Inc.	11	328	0.2%	0.1%
KRCV Corp.	3	325	0.2%	0.0%
Office Max, Inc.	12	316	0.2%	0.1%

(1)          Includes space leased and space owned by the anchor.

SIMON PROPERTY GROUP
U.S. Community/Lifestyle Centers Property Listing

						Gross Leasable Area
				Legal			Mall &
	Property Name	State	City (Metropolitan area)	Ownership		Anchor	Freestanding	Total
1.	Plaza at Buckland Hills, The	CT	Manchester	35.0	%(2)	252,179	82,675	334,854
2.	Gaitway Plaza	FL	Ocala	23.3	%(2)	123,027	93,361	216,388
3.	Grove at Lakeland Square(4)	FL	Lakeland	100.0%		142,317	73,274	215,591
4.	Highland Lakes Center	FL	Orlando	100.0%		352,277	140,799	493,076
5.	Indian River Commons	FL	Vero Beach	50.0%		233,358	27,510	260,868
6.	Royal Eagle Plaza	FL	Coral Springs (Miami- Ft. Lauderale)	35.0	%(2)	124,479	77,593	202,072
7.	Terrace at the Florida Mall	FL	Orlando	100.0%		281,252	47,531	328,783
8.	Waterford Lakes Town Center	FL	Orlando	100.0%		622,244	329,427	951,671
9.	West Town Corners	FL	Altamonte Springs	23.3	%(2)	263,782	121,455	385,237
10.	Westland Park Plaza	FL	Orange Park	23.3	%(2)	123,548	39,606	163,154
11.	Mall of Georgia Crossing	GA	Mill Creek (Atlanta)	100.0%		341,503	99,109	440,612
12.	Bloomingdale Court	IL	Bloomingdale	100.0%		436,255	165,169	601,424
13.	Countryside Plaza	IL	Countryside	100.0%		308,489	116,621	425,110
14.	Crystal Court	IL	Crystal Lake	35.0	%(2)	201,993	76,977	278,970
15.	Forest Plaza	IL	Rockford	100.0%		325,170	100,581	425,751
16.	Lake Plaza	IL	Waukegan	100.0%		170,789	44,673	215,462
17.	Lake View Plaza	IL	Orland Park (Chicago)	100.0%		261,810	109,383	371,193
18.	Lincoln Crossing	IL	O’Fallon	100.0%		229,820	13,446	243,266
19.	Matteson Plaza	IL	Matteson	100.0%		230,959	44,570	275,529
20.	North Ridge Plaza	IL	Joliet	100.0%		190,323	114,747	305,070
21.	White Oaks Plaza	IL	Springfield	100.0%		275,703	115,723	391,426
22.	Willow Knolls Court	IL	Peoria	35.0	%(2)	309,440	72,937	382,377
23.	Brightwood Plaza	IN	Indianapolis	100.0%		0	38,493	38,493
24.	Clay Terrace	IN	Carmel (Indianapolis)	50.0%		161,281	285,334	446,615
25.	Eastland Convenience Center	IN	Evansville	50.0%		126,699	48,940	175,639
26.	Greenwood Plus	IN	Greenwood	100.0%		134,141	25,790	159,931
27.	Griffith Park Plaza	IN	Griffith	100.0%		175,595	88,455	264,050
28.	Keystone Shoppes	IN	Indianapolis	100.0%		0	29,140	29,140
29.	Markland Plaza	IN	Kokomo	100.0%		49,051	41,675	90,726
30.	Muncie Plaza	IN	Muncie	100.0%		271,626	27,195	298,821
31.	New Castle Plaza	IN	New Castle	100.0%		24,912	66,736	91,648
32.	Northwood Plaza	IN	Fort Wayne	100.0%		136,404	71,841	208,245
33.	Teal Plaza	IN	Lafayette	100.0%		98,337	2,750	101,087
34.	Tippecanoe Plaza	IN	Lafayette	100.0%		85,811	4,711	90,522
35.	University Center	IN	Mishawaka	60.0%		98,264	46,177	144,441
36.	Village Park Plaza	IN	Carmel (Indianapolis)	35.0	%(2)	430,368	112,417	542,785
37.	Wabash Village	IN	West Lafayette	100.0%		109,388	15,148	124,536
38.	Washington Plaza	IN	Indianapolis	100.0%		21,500	28,607	50,107
39.	West Ridge Plaza	KS	Topeka	100.0%		182,161	59,226	241,387
40.	Park Plaza	KY	Hopkinsville	100.0%		82,398	32,626	115,024
41.	St. Charles Towne Plaza	MD	Waldorf (Washington, D.C.)	100.0%		285,586	117,972	403,558
42.	Regency Plaza	MO	St. Charles	100.0%		210,627	76,846	287,473
43.	Ridgewood Court	MS	Jackson	35.0	%(2)	185,939	54,723	240,662
44.	Dare Centre	NC	Kill Devil Hills	100.0%		127,172	41,473	168,645
45.	MacGregor Village	NC	Cary	100.0%		0	137,134	137,134
46.	North Ridge Shopping Center	NC	Raleigh	100.0%		43,247	123,954	167,201
47.	Rockaway Convenience Center	NJ	Rockaway (New York)	100.0%		131,438	103,934	235,372
48.	Rockaway Plaza	NJ	Rockaway (New York)	100.0%		153,282	0	153,282

						Gross Leasable Area
				Legal			Mall &
	Property Name	State	City (Metropolitan area)	Ownership		Anchor	Freestanding	Total
49.	Cobblestone Court	NY	Victor	35.0	%(2)	206,680	58,819	265,499
50.	Boardman Plaza	OH	Youngstown	100.0%		366,992	267,141	634,133
51.	Great Lakes Plaza	OH	Mentor (Cleveland)	100.0%		142,229	21,875	164,104
52.	Lima Center	OH	Lima	100.0%		189,584	47,294	236,878
53.	Northland Plaza	OH	Columbus	100.0%		118,304	91,230	209,534
54.	Eastland Plaza	OK	Tulsa	100.0%		152,451	33,695	186,146
55.	DeKalb Plaza	PA	King of Prussia	50.3	%(3)	81,368	20,345	101,713
56.	Great Northeast Plaza	PA	Philadelphia	50.0%		237,151	57,600	294,751
57.	Henderson Square	PA	King of Prussia	76.0	%(3)	72,683	34,661	107,344
58.	Lincoln Plaza	PA	King of Prussia	63.2	%(3)	143,649	123,582	267,231
59.	Whitehall Mall	PA	Whitehall	38.0	%(3)	436,920	148,163	585,083
60.	Charles Towne Square	SC	Charleston	100.0%		71,794	0	71,794
61.	Empire East (1)	SD	Sioux Falls	50.0%		248,181	48,580	296,761
62.	Knoxville Commons	TN	Knoxville	100.0%		91,483	88,980	180,463
63.	Arboretum, The	TX	Austin	100.0%		35,773	169,237	205,010
64.	Celina Plaza	TX	El Paso	100.0%		0	8,695	8,695
65.	Gateway Shopping Center	TX	Austin	95.0%		396,494	116,057	512,551
66.	Ingram Plaza	TX	San Antonio	100.0%		0	111,518	111,518
67.	Lakeline Plaza	TX	Austin	100.0%		307,966	79,497	387,463
68.	Shops at North East Mall, The	TX	Hurst	100.0%		265,595	99,017	364,612
69.	Chesapeake Center	VA	Chesapeake	100.0%		213,609	92,284	305,893
70.	Fairfax Court	VA	Fairfax	26.3	%(2)	169,043	80,615	249,658
71.	Martinsville Plaza	VA	Martinsville	100.0%		60,000	42,105	102,105
	Total Community/Lifestyle Center GLA					13,133,893	5,629,454	18,763,347

FOOTNOTES:

(1)             This Property is managed by a third party.

(2)             Outside partner receives substantially all of the economic benefit due to a partner preference.

(3)             The Company’s indirect ownership interest is through an approximately 76% ownership interest in Kravco Simon Investments.

(4)    Asset was sold on July 1, 2005.

SIMON PROPERTY GROUP
International Operational Information(1)
As of June 30, 2005
Unaudited
(In thousands, except as noted)

	As of or for the
	Six Months Ended
	June 30,
	2005	2004
International Premium Outlets (Japan)
Total Number of Premium Outlets	5	4
Total GLA (in millions of square feet)	1.3	1.0
Occupancy	100.0%	100.0%
Comparable sales per square foot	$827	$824
Average base rent per square foot	$42.50	$39.61
European Shopping Centers
Total Number of Shopping Centers	51	48
Total GLA (in millions of square feet)	11.1	9.1
Occupancy	97.9%	99.3%
Comparable sales per square foot(2)	$444	n/a
Average rent per square foot(2)	$31.10	$30.58

(1)          Does not include Premium Outlets Punta Norte in Mexico and Montreal Forum in Canada.

(2)          Based upon a conversion factor of 1.2066 euros to 1 U.S. dollar at June 30, 2005 and 1.2085 euros to 1 U.S. dollar at June 30, 2004.

SIMON PROPERTY GROUP
International Property Listing

					Gross Leasable Area(1)
			SPG		Hypermarket/	Mall &
	Property Name	City (Metropolitan area)	Ownership		Anchor(4)	Freestanding	Total
	FRANCE
1.	Bay 2	Torcy (Paris)	34.7%		132,400	408,900	541,300
2.	Bay 1	Torcy (Paris)	34.7%		—	336,300	336,300
3.	Bel’Est	Bagnolet (Paris)	12.1%		150,700	63,000	213,700
4.	Villabé A6	Villabé (Paris)	5.2%		102,300	104,500	206,800
	Subtotal France				385,400	912,700	1,298,100
	ITALY
	Ancona:
5.	Ancona	Ancona	49.0	%(3)	82,900	82,300	165,200
6.	Senigallia	Senigallia (Ancona)	49.0%		41,200	41,600	82,800
	Ascoli Piceno:
7.	Grottammare	Grottammare (Ascoli Piceno)	49.0%		38,900	55,900	94,800
8.	Porto Sant’Elpidio	Porto Sant’Elpidio (Ascoli Piceno)	49.0%		48,000	114,300	162,300
	Bari:
9.	Casamassima	Casamassima (Bari)	49.0%		159,000	388,800	547,800
10.	Modugno(5)	Modugno (Bari)	49.0%		96,900	46,600	143,500
	Bergamo:
11.	Bergamo	Bergamo	49.0	%(3)	103,000	16,900	119,900
	Brescia:
12.	Concesio	Concesio (Brescia)	49.0	%(3)	89,900	27,600	117,500
13.	Mazzano	Mazzano (Brescia)	49.0	%(2)	103,300	127,400	230,700
	Brindisi:
14.	Mesagne	Mesagne (Brindisi)	49.0%		88,000	140,600	228,600
	Cagliari:
15.	Marconi	Marconi (Cagliari)	49.0	%(3)	83,500	109,900	193,400
16.	Santa Gilla	Santa Gilla (Cagliari)	49.0	%(2)	75,900	114,800	190,700
	Catania:
17.	La Rena	La Rena (Catania)	49.0%		124,100	22,100	146,200
18.	Misterbianco	Misterbianco (Catania)	49.0	%(3)	83,300	16,000	99,300
	Lecco:
19.	Merate	Merate (Lecco)	49.0	%(3)	73,500	88,500	162,000
	Milan (Milano):
20.	Cesano Boscone	Cescano Boscone (Milano)	49.0%		163,800	120,100	283,900
21.	Nerviano	Nerviano (Milano)	49.0	%(3)	83,800	27,800	111,600
22.	Rescaldina	Rescaldina (Milano)	49.0%		165,100	212,000	377,100
23.	Vimodrone	Vimodrone (Milano)	49.0%		110,400	80,200	190,600
	Naples (Napoli):
24.	Pompei	Pompei (Napoli)	49.0%		74,300	17,100	91,400
25.	Mugnano di Napoli	Mugnano (Napoli)	49.0	%(3)	98,000	94,900	192,900
	Olbia:
26.	Olbia	Olbia	49.0	%(3)	49,000	48,800	97,800
	Padova:
27.	Padova	Padova	49.0%		73,300	32,500	105,800

					Gross Leasable Area(1)
			SPG		Hypermarket/	Mall &
	Property Name	City (Metropolitan area)	Ownership		Anchor(4)	Freestanding	Total
	Palermo
28.	Palermo	Palermo	49.0%		73,100	9,800	82,900
	Pesaro:
29.	Fano	Fano (Pesaro)	49.0%		56,300	56,000	112,300
	Pescara:
30.	Cepagatti	Cepagatti (Pescara)	49.0%		80,200	189,600	269,800
31.	Pescara	Pescara	49.0%		96,300	65,200	161,500
	Piacenza:
32.	San Rocco al Porto	San Rocco al Porto (Piacenza)	49.0%		104,500	74,700	179,200
	Rome (Roma):
33.	Casalbertone	Roma	49.0	%(3)	62,700	84,900	147,600
34.	Collatina	Collatina (Roma)	49.0%		59,500	4,100	63,600
	Sassari:
35.	Centro Azuni	Sassari	49.0	%(3)	—	35,600	35,600
36.	Predda Niedda	Predda Niedda (Sassari)	49.0	%(2)	79,500	154,200	233,700
	Taranto:
37.	Taranto	Taranto	49.0%		75,200	126,500	201,700
	Turin (Torino):
38.	Cuneo	Cuneo (Torino)	49.0%		80,700	201,500	282,200
39.	Rivoli	Rivoli (Torino)	49.0	%(3)	61,800	32,300	94,100
40.	Torino	Torino	49.0%		105,100	66,700	171,800
41.	Venaria	Venaria (Torino)	49.0%		101,600	64,000	165,600
	Venice (Venezia):
42.	Venezia—Mestre	Mestre (Venezia)	49.0%		114,100	132,600	246,700
	Verona:
43.	Bussolengo	Bussolengo (Verona)	49.0	%(3)	89,300	75,300	164,600
	Vicenza:
44.	Vicenza	Vicenza	49.0%		78,400	20,100	98,500
	Subtotal Italy				3,427,400	3,419,800	6,847,200
	POLAND
45.	Arkadia Shopping Center	Warsaw	34.7%		202,100	902,200	1,104,300
46.	Borek Shopping Center	Wroclaw	34.7%		119,900	129,300	249,200
47.	Dabrowka Shopping Center	Katowice	34.7%		121,000	172,900	293,900
48.	Turzyn Shopping Center	Szczecin	34.7%		87,200	120,900	208,100
49.	Wilenska Station Shopping Center	Warsaw	34.7%		92,700	215,900	308,600
50.	Zakopianka Shopping Center	Krakow	34.7%		120,200	425,400	545,600
	Subtotal Poland				743,100	1,966,600	2,709,700
	PORTUGAL
51.	Minho Center	Braga (Porto)	34.7	%(3)	120,000	99,100	219,100
					120,000	99,100	219,100
	JAPAN
52.	Gotemba Premium Outlets	Gotemba City (Tokyo)	40.0%		—	390,000	390,000
53.	Rinku Premium Outlets	Izumisano (Osaka)	40.0%		—	321,000	321,000
54.	Sano Premium Outlets	Sano (Tokyo)	40.0%		—	229,000	229,000
55.	Toki Premium Outlets	Toki (Nagoya)	40.0%		—	178,000	178,000
56.	Tosu Premium Outlets	Fukuoka (Kyushu)	40.0%		—	187,000	187,000
	Subtotal Japan				—	1,305,000	1,305,000

				Gross Leasable Area(1)
			SPG	Hypermarket/	Mall &
	Property Name	City (Metropolitan area)	Ownership	Anchor(4)	Freestanding	Total
	MEXICO
57.	Premium Outlets Punta Norte	Mexico City	50.0%	—	232,000	232,000
	Subtotal Mexico			—	232,000	232,000
	CANADA
58.	Forum Entertainment Centre	Montreal	38.1%	—	247,000	247,000
	TOTAL INTERNATIONAL ASSETS			4,675,900	8,182,200	12,858,100

FOOTNOTES:

(1)             All gross leasable area listed in square feet.

(2)             This property is held partially in fee and partially encumbered by a leasehold on the premise which entitles the lessor to the majority of the economics of the portion of the property subject to the leasehold.

(3)             This property is encumbered by a leasehold on the entire premises which entitles the lessor the majority of the economics of the property.

(4)             Represents the sales area of the anchor and excludes any warehouse/storage areas.

(5)             The decision of the Italian court ruling that this project was not developed in accordance with the Modugno master plan has been reversed. There is a right to further appeal the decision to a higher level court, but the most recent decision confirms the validity of the permits issued for this development. The joint venture partner has indemnified the Company for the amount of its allocated investment in this project.

SIMON PROPERTY GROUP
Capital Expenditures in the U.S. Portfolio
For the Six Months Ended June 30, 2005
(In millions)

		Unconsolidated Entities
			Simon
	Consolidated		Group’s
	Properties	Total	Share
New development projects	$90.2	$42.1	$21.0
Redevelopment projects with incremental GLA and/or Anchor Replacement	88.9	18.5	6.9
Renovations with no incremental GLA	21.9	2.4	0.4
Tenant allowances:
Retail	30.4	11.9	5.6
Office	13.5	—	—
Operational capital expenditures at properties:
CAM expenditures(1)	15.7	4.5	1.8
Non-CAM expenditures	7.7	2.4	1.1
Totals	$268.3	$81.8	$36.8
Plus (Less): Conversion from accrual to cash basis	19.7	(16.7)
Capital expenditures(2)	$288.0	$65.1

(1)          Expenditure included in the pool of expenses allocated to tenants as common area maintenance or CAM.

(2)          Represents “Capital expenditures, net” reported on the Unaudited Consolidated Statements of Cash Flows for the period. No statement of cash flows is prepared for the joint venture properties as this is not required by the SEC or GAAP; however, the above reconciliation was completed in the same manner as the reconciliation for the consolidated properties.

SIMON PROPERTY GROUP
U.S. Development Activity Report*
Project Overview, Construction-in-Progress and Land Held for Development
As of June 30, 2005

								Construction-in-Progress
		The				The			Unconsolidated Entities
		Company’s		Projected	Projected	Company’s	Stabilized			The
		Ownership		Gross Cost(1)	Net Cost	Share of	Rate of	Consolidated		Company’s
Mall/Location	Project Description	Percentage	Opening	(in millions)	(in millions)	Net Cost	Return	Properties	Total	Share
Projects Recently Opened:
Seattle Premium Outlets Tulalip, WA	381,000 square foot upscale outlet center	100%	5/05	$58	$57	$57	13%	(2)	—	—
New Development Projects:
Wolf Ranch Georgetown, TX (Austin)	670,000 sf open-air retail shopping complex featuring Kohls, Target, Linens ‘n Things, Office Depot, Best Buy, T.J. Maxx, Michaels, Old Navy, Pier One Imports and PetsMart	100%	7/05	$98	$62	$62	10%	$62.2	—	—
Firewheel Town Center Garland, TX	785,000 sf open-air regional shopping center featuring Foley’s, Dillard’s, AMC Theater, Barnes & Noble, Circuit City, Linens ‘n Things, Old Navy, Pier One Imports and DSW	100%	10/05	$132	$98	$98	12%	$72.3	—	—
Rockaway Plaza Rockaway, NJ	370,000 sf community center featuring Dick’s Sporting Goods, Target, Loews Cineplex and PetsMart	100%	7/04 (Target) 11/05 (Petsmart and shops) 3/06 (Dick’s & Loews)	$39	$8	$8	21%	$11.3	—	—
Coconut Point Estero/Bonita Springs, FL	1.2 million square foot open-air shopping complex with a village component anchored by Dillard’s, Muvico Theatres, and Barnes & Noble and a community center component anchored by Bed Bath & Beyond, Best Buy, DSW, Office Max, Old Navy, PetsMart, Pier One Imports, Ross Dress for Less, Ulta Cosmetics, Golfsmith, Sports Authority and Party City	50%	3/06 (Comm Ctr) 9/06 (All other)	$267	$209	$105	10%	—	$72.4	$36.2
Round Rock Premium Outlets(4) Round Rock, TX (Austin)	433,000 square foot upscale outlet center	100%	Fall 2006	$126	$106	$106	13%	$27.3	—	—
The Domain(4) Austin, TX	700,000 sf open-air town center anchored by Neiman Marcus and Foley’s and 75,000 sf of office space	100%	3/07	$246	$195	$195	10%	$55.2	—	—
The Village at SouthPark Charlotte, NC	Mixed-use project with both retail and residential components. Retail comprises 47,000 sf including 7,000 sf restaurant and a separate 37,000 sf freestanding building. Residential consists of five levels (150 units) over a 225 car residential parking structure.	100% (Retail only)	3/07 (Retail only)	$27	$27	$20	12%	$0.2	—	—
Significant Redevelopment Projects with Incremental GLA
Aurora Mall Aurora, CO	Consolidate Foley’s two locations into one state-of-the-art store, addition of Dillard’s; mall renovation and new food court	100%	7/05 (Foley’s & renov) 9/06 (Dillard’s)	$62	$45	$45	10%	$28.6	—	—

SIMON PROPERTY GROUP
U.S. Development Activity Report*
Project Overview, Construction-in-Progress and Land Held for Development
As of June 30, 2005

								Construction-in-Progress
		The				The			Unconsolidated Entities
		Company’s		Projected	Projected	Company’s	Stabilized			The
		Ownership		Gross Cost(1)	Net Cost	Share of	Rate of	Consolidated		Company’s
Mall/Location	Project Description	Percentage	Opening	(in millions)	(in millions)	Net Cost	Return	Properties	Total	Share
Other Redevelopment Projects with Incremental GLA
Allen Premium Outlets Allen, TX	Phase III expansion of upscale outlet center	100%	12/05
Broadway Square Tyler, TX	Lifestyle addition	100%	12/05
Cordova Mall Pensacola, FL	Lifestyle addition	100%	10/05
Edinburgh Premium Outlets Edinburgh, IN	Phase II expansion of upscale outlet center	100%	12/05
Rushmore Mall Rapid City, SD	New building with Coldwater Creek and Chico’s	50%	4/06
Tyrone Square St. Petersburg, FL	Lifestyle addition	100%	10/05
Waterloo Premium Outlets Waterloo, NY	Addition of small shop GLA	100%	11/05
	Subtotal Other Redevelopment Projects with Incremental GLA			$40	$39	$38	11%	$10.8	—	—
Renovations
Cielo Vista Mall El Paso, TX	Mall renovation and new Cinemark Theatre	100%	12/05

Haywood Mall Greenville, SC	Mall renovation	100%	11/05
Northwoods Mall Peoria, IL	Mall renovation and creation of food cluster	100%	10/05
Orange Park Mall Orange Park (Jacksonville), FL	Mall renovation and addition of Dick’s Sporting Goods	100%	10/06
Treasure Coast Square Jensen Beach, FL	Mall and food court renovation	100%	8/05
	Subtotal Renovations			$68	$64	$64	8%	$15.2	—	—
Anchor/Big Box/Theater Activity
Boynton Beach Mall Boynton Beach, FL	Addition of Muvico Theater	100%	4/06
Copley Place Boston, MA	Addition of Barneys New York	98%	3/06
Cordova Mall Pensacola, FL	Addition of Ross Dress for Less	100%	10/05
Crossroads Mall Omaha, NE	Addition of Target	100%	7/06
Fashion Mall at Keystone Indianapolis, IN	Addition of Landmark Cinema and Crate & Barrel	100%	11/05

SIMON PROPERTY GROUP
U.S. Development Activity Report*
Project Overview, Construction-in-Progress and Land Held for Development
As of June 30, 2005

								Construction-in-Progress
		The				The			Unconsolidated Entities
		Company’s		Projected	Projected	Company’s	Stabilized			The
		Ownership		Gross Cost(1)	Net Cost	Share of	Rate of	Consolidated		Company’s
Mall/Location	Project Description	Percentage	Opening	(in millions)	(in millions)	Net Cost	Return	Properties	Total	Share
Anchor/Big Box/Theater Activity
Galleria, The Houston, TX	Addition of Borders, Del Frisco, Kona Grill, Oceanaire and small shops in former Lord & Taylor space	32%	4/06
Irving Mall Irving, TX	Addition of Burlington Coat Factory	100%	9/05
Melbourne Square Melbourne, FL	Addition of Dick’s Sporting Goods and Circuit City	100%	1st Qtr 2006
Roosevelt Field Garden City (New York), NY	Addition of Grand Lux Café	100%	11/05
SouthPark Charlotte, NC	Addition of Neiman Marcus	100%	10/06
Town Center at Boca Raton Boca Raton, FL	Neiman Marcus in former Lord & Taylor space	100%	11/05
Valley Mall Harrisonburg, VA	Addition of Target	50%	10/05
	Subtotal Anchor/Big Box/Theater Activity	$174	$167	$141	7%	$42.3	$8.3	$5.8
Other Miscellaneous						$3.4	$35.7	$13.0
Total Construction in Progress(3)						$328.8	$116.4	$55.0
Land Held for Development						$107.9	$19.8	$9.9

*                      Cost and return are based upon current budget assumptions. Actual results may vary.

(1)                Projected Gross Cost includes soft costs such as architecture and engineering fees, tenant costs (allowances/leasing commissions), development, legal and other fees, marketing costs, cost of capital, and other related costs.

(2)                Costs have been transferred to the fixed asset accounts.

(3)                Does not include the Company’s international properties.

(4)        Project is being developed with proceeds from the Sale of Riverway and O’Hare International Center through a tax-free “like-kind” exchange pursuant to Section 1031 of the Internal Revenue Code.

SIMON PROPERTY GROUP
International Development Activity Report*
Project Overview, Construction-in-Progress
As of June 30, 2005

							Construction-
			The			The	in-Progress
Shopping center/			Company’s		Projected	Company’s		The
Location	Project		Ownership		Net Cost	Share of		Company’s
(Metropolitan area)	Description	Anchors	Percentage	Opening	(in millions)	Net Cost	Total	Share
New Development Projects:
Porta di Roma—Roma, Italy	Approx. 1.5 million of total GLA including a hypermarket, department store and do-it- yourself centers.	Auchan, Leroy Merlin, Ikea, La Rinascente	19.6%	Fall 2006	€213	€42	€56	€11
Nola—Nola, Italy (Napoli)	Approx. 1.0 million of total GLA including a hypermarket and department store.	Auchan, Coin, La Rinascente, Holiday Inn, Media World	22.1%	Fall 2006	€155	€34	€61	€13
Guigliano—Guigliano, Italy (Napoli)	Approx. 0.8 million of total GLA anchored by a hypermarket and includes a retail park.	Auchan, Leroy Merlin, Decathlon	19.6%	Summer 2006	€86	€17	€46	€9
Other projects (1 leasehold development)					€1	—	—	—

*                      Cost is based upon current budget assumptions. Actual results may vary.

SIMON PROPERTY GROUP
The Company’s Share of Total Debt Amortization and Maturities by Year
As of June 30, 2005
(In thousands)

	The Company’s	The Company’s	The Company’s
	Share of	Share of	Share of
	Secured	Unsecured	Unconsolidated	The Company’s
	Consolidated	Consolidated	Joint Venture	Share of Total
Year	Debt	Debt	Debt	Debt
2005	37,378	200,000	91,437	328,815
2006	323,251	1,989,999	469,741	2,782,991
2007	562,824	1,055,000	203,696	1,821,520
2008	581,957	350,000	332,126	1,264,083
2009	742,673	1,705,798	197,006	2,645,477
2010	731,734	1,159,975	461,959	2,353,668
2011	442,313	350,000	452,000	1,244,313
2012	361,696	450,000	214,146	1,025,842
2013	202,406	425,000	231,139	858,545
2014	453,080	700,000	159,289	1,312,369
Thereafter	72,249	1,050,000	90,839	1,213,088
Subtotal Face Amounts	$4,511,561	$9,435,772	$2,903,378	$16,850,711
Premiums (Discounts) on Indebtedness, Net	58,489	51,198	(290)	109,397
Fair Value Interest Rate Swaps	—	(4,725)	—	(4,725)
The Company’s Share of Total Indebtedness	$4,570,050	$9,482,245	$2,903,088	$16,955,383

SIMON PROPERTY GROUP
Summary of Indebtedness
As of June 30, 2005
(In thousands)

		The Company’s	Weighted	Weighted
	Total	Share of	Average	Average Years
	Indebtedness	Indebtedness	Interest Rate	to Maturity
Consolidated Indebtedness
Mortgage Debt
Fixed Rate	$4,191,191	$4,008,932	6.49%	5.6
Floating Rate Debt (Hedged)(1)	98,375	98,375	4.24%	3.9
Floating Rate Debt	414,441	404,253	4.31%	2.1
Total Mortgage Debt	4,704,007	4,511,560	6.24%	5.3
Unsecured Debt
Fixed Rate	6,889,975	6,889,975	6.20%	5.4
Floating Rate Debt	1,740,000	1,740,000	3.59%	1.3
Subtotal	8,629,975	8,629,975	5.49%	4.7
Revolving Corporate Credit Facility	805,798	805,798	3.31%	3.5
Subtotal	805,798	805,798	3.31%	3.5
Total Unsecured Debt	9,435,773	9,435,773	5.49%	4.7
Premium	137,838	135,324	N/A	N/A
Discount	(25,673)	(25,637)	N/A	N/A
Fair Value Interest Rate Swaps	(4,725)	(4,725)	N/A	N/A
Consolidated Mortgages and Other Indebtedness(2)	$14,247,220	$14,052,295	5.74%	4.9
Joint Venture Indebtedness
Mortgage Debt
Fixed Rate	$5,716,440	$2,479,722	6.01%	5.2
Floating Rate Debt (Hedged)(1)	473,557	218,321	3.86%	2.1
Floating Rate Debt	543,492	202,372	4.20%	4.5
Total Mortgage Debt	6,733,489	2,900,415	5.72%	5.0
Unsecured Floating Rate Debt	6,046	2,963	2.75%	3.5
Total Unsecured Debt	6,046	2,963	2.75%	3.5
Premium	3,022	1,511	N/A	N/A
Discount	(3,666)	(1,801)	N/A	N/A
Joint Venture Mortgages and Other Indebtedness	$6,738,891	$2,903,088	5.72%	5.0
The Company’s Share of Total Indebtedness		$16,955,383	5.73%	4.9

(1)          These debt obligations are hedged by interest rate cap agreements.

(2)          Amounts give effect to outstanding derivative instruments as footnoted on the Summary of Indebtedness by Maturity.

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of June 30, 2005
(In thousands)

Property Name		Maturity Date		Interest Rate (1)	Interest Rate Type	Secured or Unsecured		Total Indebtedness	The Company’s Share of Indebtedness
Consolidated Indebtedness:
CPG Partners, LP (Bonds)		08/17/05		8.38%	Fixed	Unsecured		50,000	50,000
Simon Property Group, LP (Bonds)		10/27/05		6.88%	Fixed	Unsecured		150,000	150,000
Raleigh Springs Mall		12/09/05		5.34%	Variable	Secured		10,853	10,853
Treasure Coast Square—1		01/01/06		7.13%	Fixed	Secured		50,254	50,254
Treasure Coast Square—2		01/01/06		7.77%	Fixed	Secured		11,736	11,736
Simon Property Group, LP (Bonds)		01/20/06		7.38%	Fixed	Unsecured		300,000	300,000
North East Mall		05/20/06		4.72%	Variable	Secured		140,000	140,000
Gulf View Square		10/01/06		8.25%	Fixed	Secured		32,946	32,946
Paddock Mall		10/01/06		8.25%	Fixed	Secured		26,203	26,203
Simon Property Group, LP (Acquisition Facility)		10/14/06		3.89%	Variable	Unsecured		1,200,000	1,200,000
Simon Property Group, LP (Bonds)		11/15/06		6.88%	Fixed	Unsecured		250,000	250,000
Simon Property Group, LP (Euro Term Loan)	(2)	12/16/06		2.71%	Variable	Unsecured	(14)	240,000	240,000
Cielo Vista Mall—1	(4)	05/01/07		9.38%	Fixed	Secured		49,359	49,359
Cielo Vista Mall—3	(4)	05/01/07		6.76%	Fixed	Secured		35,727	35,727
Lakeline Mall		05/01/07		7.65%	Fixed	Secured		66,876	66,876
McCain Mall—1	(4)	05/01/07		9.38%	Fixed	Secured		23,047	23,047
McCain Mall—2	(4)	05/01/07		6.76%	Fixed	Secured		16,491	16,491
Valle Vista Mall—1	(4)	05/01/07		9.38%	Fixed	Secured		30,526	30,526
Valle Vista Mall—2	(4)	05/01/07		6.81%	Fixed	Secured		7,335	7,335
Wolfchase Galleria		06/30/07		7.80%	Fixed	Secured		72,685	68,684
Copley Place		08/01/07		7.44%	Fixed	Secured		176,127	172,863
Simon Property Group, LP (Medium Term Notes)		09/20/07		7.13%	Fixed	Unsecured		180,000	180,000
University Park Mall		10/01/07		7.43%	Fixed	Secured		57,867	34,720
CPG Partners, LP (Bonds)		10/21/07		7.25%	Fixed	Unsecured		125,000	125,000
Simon Property Group, LP (Bonds)		11/15/07		6.38%	Fixed	Unsecured		750,000	750,000
Bangor Mall		12/01/07		7.06%	Fixed	Secured		23,098	15,326
White Oaks Mall	(2)	02/25/08		4.44%	Variable	Secured		48,563	41,125
Gateway Shopping Center	(2)	03/31/08		4.29%	Variable	Secured		86,000	83,250
Simon Property Group, LP (MOPPRS)		06/15/08		7.00%	Fixed	Unsecured		200,000	200,000
Gilroy Premium Outlets	(11)	07/11/08		6.99%	Fixed	Secured		66,502	66,502
Kittery Premium Outlets	(11)	07/11/08		6.99%	Fixed	Secured		11,009	11,009
Lighthouse Place Premium Outlets	(11)	07/11/08		6.99%	Fixed	Secured		45,888	45,888
Waterloo Premium Outlets	(11)	07/11/08		6.99%	Fixed	Secured		36,958	36,958
Simon Property Group, LP (Bonds)		08/28/08		5.38%	Fixed	Unsecured		150,000	150,000
Stanford Shopping Center		09/11/08	(13)	3.60%	Fixed	Secured		220,000	220,000
Arsenal Mall—1		09/28/08		6.75%	Fixed	Secured		32,244	32,244
College Mall—1	(3)	01/01/09		7.00%	Fixed	Secured		34,936	34,936
College Mall—2	(3)	01/01/09		6.76%	Fixed	Secured		11,009	11,009
Greenwood Park Mall—1	(3)	01/01/09		7.00%	Fixed	Secured		29,261	29,261
Greenwood Park Mall—2	(3)	01/01/09		6.76%	Fixed	Secured		56,882	56,882
Towne East Square—1		01/01/09		7.00%	Fixed	Secured		46,620	46,620

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of June 30, 2005
(In thousands)

Property Name		Maturity Date		Interest Rate (1)	Interest Rate Type	Secured or Unsecured		Total Indebtedness	The Company’s Share of Indebtedness
Towne East Square—2		01/01/09		6.81%	Fixed	Secured		22,952	22,952
Woodland Hills Mall		01/01/09		7.00%	Fixed	Secured		83,558	78,935
Revolving Credit Facility	(2)	01/11/09		3.31%	Variable	Unsecured	(22)	805,798	805,798
Simon Property Group, LP (Bonds)		01/30/09	(21)	3.75%	Fixed	Unsecured		300,000	300,000
Simon Property Group, LP (Bonds)		02/09/09		7.13%	Fixed	Unsecured		300,000	300,000
Penn Square Mall		03/01/09		7.03%	Fixed	Secured		69,870	66,024
CPG Partners, LP (Bonds)		03/15/09		3.50%	Fixed	Unsecured		100,000	100,000
Plaza Carolina—Fixed		05/09/09		5.10%	Fixed	Secured		97,966	97,966
Plaza Carolina—Variable Capped	(2)	05/09/09		4.24%	Variable	Secured		98,375	98,375
Plaza Carolina—Variable Floating	(2)	05/09/09		4.24%	Variable	Secured		59,025	59,025
Simon Property Group, LP (Bonds)		07/15/09		7.00%	Fixed	Unsecured		150,000	150,000
CPG Partners, LP (Bonds)		08/17/09		8.63%	Fixed	Unsecured		50,000	50,000
Bloomingdale Court	(9)	11/01/09		7.78%	Fixed	Secured		28,147	28,147
Forest Plaza	(9)	11/01/09		7.78%	Fixed	Secured		15,438	15,438
Lake View Plaza	(9)	11/01/09		7.78%	Fixed	Secured		20,522	20,522
Lakeline Plaza	(9)	11/01/09		7.78%	Fixed	Secured		22,501	22,501
Lincoln Crossing	(9)	11/01/09		7.78%	Fixed	Secured		3,106	3,106
Matteson Plaza	(9)	11/01/09		7.78%	Fixed	Secured		9,037	9,037
Muncie Plaza	(9)	11/01/09		7.78%	Fixed	Secured		7,813	7,813
Regency Plaza	(9)	11/01/09		7.78%	Fixed	Secured		4,235	4,235
St. Charles Towne Plaza	(9)	11/01/09		7.78%	Fixed	Secured		27,111	27,111
West Ridge Plaza	(9)	11/01/09		7.78%	Fixed	Secured		5,461	5,461
White Oaks Plaza	(9)	11/01/09		7.78%	Fixed	Secured		16,663	16,663
Simon Property Group, LP (Bonds)		03/18/10		4.88%	Fixed	Unsecured		300,000	300,000
CPG Partners, LP (Term Loan)		04/27/10	(20)	7.26%	Fixed	Unsecured		59,975	59,975
Simon Property Group, LP (Bonds)		06/15/10		4.60%	Fixed	Unsecured		400,000	400,000
Trolley Square		08/01/10		9.03%	Fixed	Secured		28,788	25,909
Simon Property Group, LP (Bonds)		08/15/10		4.88%	Fixed	Unsecured		400,000	400,000
Coral Square		10/01/10		8.00%	Fixed	Secured		87,439	85,008
Crystal River		11/11/10		7.63%	Fixed	Secured		15,619	15,619
Forum Shops at Caesars, The		12/01/10		4.78%	Fixed	Secured		550,000	550,000
Biltmore Square		12/11/10		7.95%	Fixed	Secured		26,000	26,000
Port Charlotte Town Center		12/11/10		7.98%	Fixed	Secured		52,667	42,134
Oxford Valley Mall		01/10/11		6.76%	Fixed	Secured		83,334	52,634
Simon Property Group, LP (Bonds)		01/20/11		7.75%	Fixed	Unsecured		200,000	200,000
CPG Partners, LP (Bonds)		02/01/11		8.25%	Fixed	Unsecured		150,000	150,000
Henderson Square		07/01/11		6.94%	Fixed	Secured		15,359	11,668
Ingram Park Mall	(8)	08/11/11		6.99%	Fixed	Secured		81,039	81,039
Knoxville Center	(8)	08/11/11		6.99%	Fixed	Secured		61,367	61,367
Northlake Mall	(8)	08/11/11		6.99%	Fixed	Secured		70,794	70,794
Towne West Square	(8)	08/11/11		6.99%	Fixed	Secured		53,046	53,046
Tacoma Mall		10/01/11		7.00%	Fixed	Secured		129,468	129,468
CPG Partners, LP (Bonds)		06/15/12		6.88%	Fixed	Unsecured		100,000	100,000
Simon Property Group, LP (Bonds)		08/28/12		6.35%	Fixed	Unsecured		350,000	350,000

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of June 30, 2005
(In thousands)

Property Name		Maturity Date	Interest Rate (1)	Interest Rate Type	Secured or Unsecured	Total Indebtedness	The Company’s Share of Indebtedness
Anderson Mall		10/10/12	6.20%	Fixed	Secured	29,227	29,227
Century III Mall	(6)	10/10/12	6.20%	Fixed	Secured	86,271	86,271
Crossroads Mall		10/10/12	6.20%	Fixed	Secured	43,329	43,329
Forest Mall	(7)	10/10/12	6.20%	Fixed	Secured	17,351	17,351
Highland Lakes Center	(6)	10/10/12	6.20%	Fixed	Secured	15,994	15,994
Longview Mall	(6)	10/10/12	6.20%	Fixed	Secured	32,472	32,472
Markland Mall	(7)	10/10/12	6.20%	Fixed	Secured	22,974	22,974
Midland Park Mall	(7)	10/10/12	6.20%	Fixed	Secured	33,540	33,540
Palm Beach Mall		10/10/12	6.20%	Fixed	Secured	53,653	53,653
Richmond Towne Square	(7)	10/10/12	6.20%	Fixed	Secured	47,109	47,109
Las Vegas Outlet Center		12/10/12	8.12%	Fixed	Secured	20,801	20,801
CPG Partners, LP (Bonds)		01/15/13	6.00%	Fixed	Unsecured	150,000	150,000
Factory Stores of America—Boaz	(12)	03/10/13	9.10%	Fixed	Secured	2,798	2,798
The Factory Shoppes at Branson Meadows	(12)	03/10/13	9.10%	Fixed	Secured	9,568	9,568
MacGregor Village	(12)	03/10/13	9.10%	Fixed	Secured	6,890	6,890
Factory Stores of America— Georgetown	(12)	03/10/13	9.10%	Fixed	Secured	6,631	6,631
Factory Stores of America— Graceville	(12)	03/10/13	9.10%	Fixed	Secured	1,971	1,971
Dare Centre	(12)	03/10/13	9.10%	Fixed	Secured	1,713	1,713
Factory Stores of America— Lebanon	(12)	03/10/13	9.10%	Fixed	Secured	1,655	1,655
Factory Stores of America—Nebraska City	(12)	03/10/13	9.10%	Fixed	Secured	1,555	1,555
North Ridge Shopping Center	(12)	03/10/13	9.10%	Fixed	Secured	8,415	8,415
Factory Stores of America—Story City	(12)	03/10/13	9.10%	Fixed	Secured	1,923	1,923
Carolina Premium Outlets— Smithfield	(12)	03/10/13	9.10%	Fixed	Secured	20,574	20,574
The Crossings Premium Outlets		03/13/13	5.85%	Fixed	Secured	58,544	58,544
Simon Property Group, LP (Bonds)		03/15/13	5.45%	Fixed	Unsecured	200,000	200,000
Battlefield Mall		07/01/13	4.60%	Fixed	Secured	100,000	100,000
Retail Property Trust (Bonds)		09/01/13	7.18%	Fixed	Unsecured	75,000	75,000
Simon Property Group, LP (Bonds)		01/30/14	4.90%	Fixed	Unsecured	200,000	200,000
Northfield Square		02/11/14	6.05%	Fixed	Secured	31,271	9,882
Montgomery Mall		05/11/14	5.17%	Fixed	Secured	94,595	50,580
Chesapeake Square		08/01/14	5.84%	Fixed	Secured	73,000	54,750
Brunswick Square		08/11/14	5.65%	Fixed	Secured	86,000	86,000
Simon Property Group, LP (Bonds)		08/15/14	5.63%	Fixed	Unsecured	500,000	500,000
Boardman Plaza		07/01/14	5.94%	Fixed	Secured	23,598	23,598
Cheltenham Square		07/01/14	5.89%	Fixed	Secured	54,941	54,941
Desoto Square		07/01/14	5.89%	Fixed	Secured	64,153	64,153
Upper Valley Mall		07/01/14	5.89%	Fixed	Secured	47,904	47,904
Washington Square		07/01/14	5.94%	Fixed	Secured	30,693	30,693
West Ridge Mall		07/01/14	5.89%	Fixed	Secured	68,711	68,711
DeKalb Plaza		01/01/15	5.28%	Fixed	Secured	3,458	1,740
Simon Property Group, LP (Bonds)		06/15/15	5.10%	Fixed	Unsecured	600,000	600,000
Retail Property Trust (Bonds)		03/15/16	7.88%	Fixed	Unsecured	250,000	250,000
Arsenal Mall—2		05/05/16	8.20%	Fixed	Secured	1,585	1,585

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of June 30, 2005
(In thousands)

Property Name		Maturity Date	Interest Rate (1)	Interest Rate Type	Secured or Unsecured		Total Indebtedness	The Company’s Share of Indebtedness
Simon Property Group, LP (Bonds)		06/15/18	7.38%	Fixed	Unsecured		200,000	200,000
Sunland Park Mall		01/01/26	8.63%	Fixed	Secured		36,335	36,335
Keystone at the Crossing		07/01/27	7.85%	Fixed	Secured		59,103	59,103
Total Consolidated Indebtedness at Face Value							14,139,780	13,947,333
Premium							137,838	135,324
Discount							(25,673)	(25,637)
Fair Value Interest Rate Swaps							(4,725)	(4,725)
Total Consolidated Indebtedness							14,247,220	14,052,295
Joint Venture Indebtedness
Houston Galleria—1		12/01/05	7.93%	Fixed	Secured		214,153	67,426
Cobblestone Court		01/01/06	7.64%	Fixed	Secured		10,596	3,709
Crystal Court		01/01/06	7.64%	Fixed	Secured		2,766	968
Fairfax Court		01/01/06	7.64%	Fixed	Secured		12,996	3,411
Gaitway Plaza		01/01/06	7.64%	Fixed	Secured		8,996	2,099
Plaza at Buckland Hills, The		01/01/06	7.64%	Fixed	Secured		17,071	5,975
Ridgewood Court		01/01/06	7.64%	Fixed	Secured		7,446	2,606
Village Park Plaza		01/01/06	7.64%	Fixed	Secured		18,376	6,432
West Town Corners		01/01/06	7.64%	Fixed	Secured		10,996	2,566
Willow Knolls Court		01/01/06	7.64%	Fixed	Secured		10,721	3,752
CMBS Loan—Fixed (encumbers 13 Properties)	(5)	05/15/06	7.52%	Fixed	Secured		357,100	178,550
CMBS Loan—1 Floating (encumbers 13 Properties)	(5)	05/15/06	3.75%	Variable	Secured		186,500	93,250
CMBS Loan—2 Floating (encumbers 13 Properties)	(5)	05/15/06	3.71%	Variable	Secured		81,400	40,700
Great Northeast Plaza		06/01/06	9.04%	Fixed	Secured		16,363	8,182
Smith Haven Mall		06/01/06	7.86%	Fixed	Secured		115,000	28,750
Montreal Forum—Canada	(2)	08/08/06	5.76%	Variable	Secured	(17)	44,587	15,884
Lehigh Valley Mall		10/10/06	7.90%	Fixed	Secured		45,422	17,083
Greendale Mall		12/10/06	8.23%	Fixed	Secured		40,110	19,709
Houston Galleria—2	(2)	12/31/06	4.84%	Variable	Secured		84,711	26,671
Gwinnett Place—1		04/01/07	7.54%	Fixed	Secured		36,590	18,295
Gwinnett Place—2		04/01/07	7.25%	Fixed	Secured		80,996	40,498
Town Center at Cobb—1		04/01/07	7.54%	Fixed	Secured		46,617	23,309
Town Center at Cobb—2		04/01/07	7.25%	Fixed	Secured		61,640	30,820
Gotemba Premium Outlets—Variable		09/30/07	1.77%	Variable	Secured	(19)	23,723	9,489
Mall at Rockingham		09/01/07	7.88%	Fixed	Secured		95,236	23,398
Clay Terrace Partners	(2)	01/20/08	4.84%	Variable	Secured		85,565	42,783
Aventura Mall—A		04/06/08	6.55%	Fixed	Secured		141,000	47,000
Aventura Mall—B		04/06/08	6.60%	Fixed	Secured		25,400	8,467

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of June 30, 2005
(In thousands)

Property Name		Maturity Date	Interest Rate (1)	Interest Rate Type	Secured or Unsecured		Total Indebtedness	The Company’s Share of Indebtedness
Aventura Mall—C		04/06/08	6.89%	Fixed	Secured		33,600	11,200
West Town Mall		05/01/08	6.90%	Fixed	Secured		76,000	38,000
Mall of New Hampshire—1		10/01/08	6.96%	Fixed	Secured		98,515	48,408
Mall of New Hampshire—2		10/01/08	8.53%	Fixed	Secured		8,122	3,991
Fashion Valley Mall—1		10/11/08	6.49%	Fixed	Secured		162,678	81,339
Fashion Valley Mall—2		10/11/08	6.58%	Fixed	Secured		29,124	14,562
Whitehall Mall		11/01/08	6.77%	Fixed	Secured		13,638	5,181
Galleria Commerciali Italia— Facility C		12/22/08	2.75%	Variable	Unsecured	(16)	6,046	2,963
Source, The		03/11/09	6.65%	Fixed	Secured		124,000	31,000
Shops at Sunset Place, The	(2)	05/09/09	4.09%	Variable	Secured		95,657	35,871
Seminole Towne Center	(2)	06/30/09	3.99%	Variable	Secured		70,000	31,500
Fashion Centre Pentagon Office		07/09/09	4.09%	Variable	Secured		40,000	17,000
Sano Premium Outlets		08/31/09	2.45%	Fixed	Secured	(19)	45,056	18,022
Apple Blossom Mall		09/10/09	7.99%	Fixed	Secured		38,934	19,131
Auburn Mall		09/10/09	7.99%	Fixed	Secured		45,581	22,397
Toki Premium Outlets		10/30/09	0.79%	Variable	Secured	(19)	14,828	5,931
Mall at Chestnut Hill		02/02/10	8.45%	Fixed	Secured		14,451	6,824
Shops at Coconut Pointe, The		05/19/10	4.44%	Variable	Secured		34,193	12,822
Westchester, The		06/01/10	4.86%	Fixed	Secured		500,000	200,000
Mall of Georgia		07/01/10	7.09%	Fixed	Secured		196,106	98,053
Florida Mall, The		12/10/10	7.55%	Fixed	Secured		258,802	129,401
Atrium at Chestnut Hill		03/11/11	6.89%	Fixed	Secured		46,966	23,078
Cape Cod Mall		03/11/11	6.80%	Fixed	Secured		95,467	46,910
Highland Mall		07/11/11	6.83%	Fixed	Secured		68,150	34,075
Villabe A6—Bel’Est		08/01/11	3.11%	Variable	Secured	(18)	11,835	4,107
Fashion Centre Pentagon Retail		09/11/11	6.63%	Fixed	Secured		160,150	68,064
Bay 1 (Torcy)		12/01/11	3.91%	Variable	Secured	(18)	14,526	5,041
Zakopianka Shopping Center		12/01/11	6.82%	Fixed	Secured	(15)	15,397	5,343
Galleria Commerciali Italia—Facility A		12/22/11	3.18%	Fixed	Secured	(16)	293,786	143,955
Galleria Commerciali Italia—Facility B		12/22/11	3.28%	Fixed	Secured	(16)	306,146	150,012
Borek Shopping Center		02/01/12	6.19%	Fixed	Secured	(15)	16,625	5,769
Dadeland Mall		02/11/12	6.75%	Fixed	Secured		192,952	96,476
Square One		03/11/12	6.73%	Fixed	Secured		91,786	45,101
Crystal Mall		09/11/12	5.62%	Fixed	Secured		102,210	76,217
Emerald Square Mall		03/01/13	5.13%	Fixed	Secured		140,426	69,002
Avenues, The		04/01/13	5.29%	Fixed	Secured		77,497	19,374
Circle Centre Mall		04/11/13	5.02%	Fixed	Secured		77,516	11,372
Bay 2 (Torcy)		06/01/13	3.31%	Variable	Secured	(18)	64,874	22,511
Solomon Pond		08/01/13	3.97%	Fixed	Secured		114,000	56,017
Tosu Premium Outlets		08/24/13	2.62%	Fixed	Secured	(19)	14,885	5,954
Miami International Mall		10/01/13	5.35%	Fixed	Secured		97,500	46,582
Liberty Tree Mall		10/11/13	5.22%	Fixed	Secured		35,000	17,198

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of June 30, 2005
(In thousands)

Property Name	Maturity Date	Interest Rate (1)	Interest Rate Type	Secured or Unsecured		Total Indebtedness	The Company’s Share of Indebtedness
Wilenska Station Shopping Center	11/01/13	4.06%	Variable	Secured	(18)	37,837	13,129
Northshore Mall	03/11/14	5.03%	Fixed	Secured		210,000	103,189
Turzyn Shopping Center	06/01/14	6.56%	Fixed	Secured	(15)	23,227	8,060
Dabrowka Shopping Center	07/01/14	6.22%	Fixed	Secured	(15)	4,853	1,684
Gotemba Premium Outlets—Fixed	10/25/14	2.00%	Fixed	Secured	(19)	10,936	4,374
Rinku Premium Outlets	10/25/14	2.34%	Fixed	Secured	(19)	41,338	16,535
Arkadia Shopping Center	11/01/14	4.26%	Variable	Secured	(18)	126,813	44,004
Indian River Commons	11/01/14	5.21%	Fixed	Secured		9,645	4,823
Indian River Mall	11/01/14	5.21%	Fixed	Secured		65,355	32,678
St. Johns Town Center	03/11/15	5.06%	Fixed	Secured		170,000	85,000
Quaker Bridge Mall	04/01/16	7.03%	Fixed	Secured		22,950	8,719
King of Prussia Mall—1	01/01/17	7.49%	Fixed	Secured		179,105	22,119
King of Prussia Mall—2	01/01/17	8.53%	Fixed	Secured		12,374	1,528
Total Joint Venture Indebtedness at Face Value						6,739,535	2,903,378
Premium						3,022	1,511
Discount						(3,666)	(1,801)
Total Joint Venture Indebtedness						6,738,891	2,903,088
The Company’s Share of Total Indebtedness							16,955,383

(Footnotes on following page)

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of June 30, 2005
(In thousands)

(Footnotes for preceeding pages)

Footnotes:

   (1)  Variable rate debt interest rates are based on the following base rates as of June 30, 2005: LIBOR at 3.34%; EURIBOR at 2.11%.

   (2)  Includes applicable extensions available at Company's option.

   (3)  These two Properties are secured by cross-collateralized and cross-defaulted mortgages.

   (4)  These three Properties are secured by cross-collateralized and cross-defaulted mortgages.

   (5)  These Commercial Mortgage Notes are secured by cross-collateralized mortgages encumbering thirteen of the Properties (Eastland Mall, Southern Hills Mall, Lindale Mall, Southridge Mall, Granite Run Mall, Lake Square Mall, Northpark Mall, Southpark Mall, Valley Mall, Mesa Mall, Empire Mall, Empire East Mall and Rushmore Mall). A weighted average rate is used.

   (6)  These three Properties are secured by cross-collateralized and cross-defaulted mortgages.

   (7)  These four Properties are secured by cross-collateralized and cross-defaulted mortgages.

   (8)  These four Properties are secured by cross-collateralized and cross-defaulted mortgages.

   (9)  These eleven Properties are secured by cross-collateralized and cross-defaulted mortgages.

(10)  These three Properties are secured by cross-collateralized and cross-defaulted mortgages.

(11)  These four Properties are secured by cross-collateralized and cross-defaulted mortgages.

(12)  These eleven Properties are secured by cross-collateralized and cross-defaulted mortgages.

(13)  Simultaneous with the issuance of this loan, the Company entered into a $70 million notional amount variable rate swap agreement which is designated as a hedge against this loan. As of June 30, 2005, after including the impacts of this swap, the terms of the loan are effectively $150 million fixed at 3.60% and $70 million variable rate at 3.34%.

(14)  Amounts shown in USD Equivalent. Euro equivalent is 198.8 million.

(15)  Amounts shown in USD Equivalent. Euro equivalent is 49.8 million.

(16)  Amounts shown in USD Equivalent. Euro equivalent is 502.4 million. Associated with these loans are interest rate swap agreements with a total combined 490.8 million euros notional amount that effectively fixes this pool of loans at 3.97%.

(17)  Amounts shown in USD Equivalent. Canadian Dollar equivalent is 56.0 million.

(18)  Amounts shown in USD Equivalent. Euro equivalent is 212.1 million. Associated with these loans are interest rate swap agreements with a total combined 198.5 million euros notional amount that effectively fix these loans at a combined 5.05%.

(19)  Amounts shown in USD Equivalent. Yen equivalent is 16,268.1 million.

(20)  Through an interest rate swap agreement, effectively fixed through January 1, 2006 at the all-in interest rate presented.

(21)  The Company has $300 million notional amount variable rate swap agreement which is a designated hedge against this unsecured note effectively converting to a six month LIBOR variable rate.

(22)  Amounts shown in USD Equivalent. Balance includes borrowings on multi-currency tranche of Yen $1,856.8 million.

SIMON PROPERTY GROUP

Unencumbered Assets

As of June 30, 2005

Property Name	City	State
Regional Malls:
University Mall	Little Rock	AR
Southgate Mall	Yuma	AZ
Brea Mall	Brea	CA
Laguna Hills Mall	Laguna Hills	CA
Santa Rosa Plaza	Santa Rosa	CA
Shops at Mission Viejo, The	Mission Viejo	CA
Westminster Mall	Westminster	CA
Aurora Mall	Aurora	CO
Boynton Beach Mall	Boynton Beach	FL
Cordova Mall	Pensacola	FL
Edison Mall	Fort Meyers	FL
Melbourne Square	Melbourne	FL
Orange Park Mall	Orange Park	FL
Town Center at Boca Raton	Boca Raton	FL
Tyrone Square	St. Petersburg	FL
University Mall	Pensacola	FL
Lenox Square	Atlanta	GA
Phipps Plaza	Atlanta	GA
Alton Square	Alton	IL
Lincolnwood Town Center	Lincolnwood	IL
Northwoods Shopping Center	Peoria	IL
Orland Square	Orland Park	IL
River Oaks Center	Calumet City	IL
Castleton Square Mall	Indianapolis	IN
Lafayette Square	Indianapolis	IN
Muncie Mall	Muncie	IN
Tippecanoe Mall	Lafayette	IN
Prien Lake Mall	Lake Charles	LA
Burlington Mall	Burlington	MA
South Shore Plaza	Braintree	MA
Bowie Town Center	Bowie	MD
St. Charles Towne Center	Waldorf	MD

Property Name	City	State
Maplewood Mall	Minneapolis	MN
Miller Hill Mall	Duluth	MN
Independence Center	Independence	MO
SouthPark Mall	Charlotte	NC
Pheasant Lane	Nashua	NH
Livingston Mall	Livingston	NJ
Menlo Park Mall	Edison	NJ
Ocean County Mall	Toms River	NJ
Rockaway Townsquare	Rockaway	NJ
Cottonwood Mall	Albuquerque	NM
Chautauqua Mall	Lakewood	NY
Nanuet Mall	Nanuet	NY
Jefferson Valley Mall	Yorktown Heights	NY
Roosevelt Field	Garden City	NY
Walt Whitman Mall	Huntington Station	NY
Great Lakes Mall	Mentor	OH
Lima Mall	Lima	OH
Southern Park Mall	Boardman	OH
Summit Mall	Akron	OH
Eastland Mall	Tulsa	OK
Ross Park Mall	Pittsburgh	PA
South Hills Village	Pittsburgh	PA
Haywood Mall	Greenville	SC
Oak Court Mall	Memphis	TN
Barton Creek Square	Austin	TX
Broadway Square	Tyler	TX
Irving Mall	Irving	TX
La Plaza Mall	McAllen	TX
Richardson Square Mall	Richardson	TX
Rolling Oaks Mall	San Antonio	TX

Property Name	City	State
Charlottesville Fashion Square	Charlottesville	VA
Virginia Center Commons	Glen Allen	VA
Columbia Center	Kennewick	WA
Northgate Mall	Seattle	WA
Bay Park Square	Green Bay	WI
Premium Outlet Centers:
Camarillo Premium Outlets	Camarillo	CA
Carlsbad Premium Outlets	Carlsbad	CA
Desert Hills Premium Outlets	Cabazon	CA
Folsom Premium Outlets	Folsom	CA
Napa Premium Outlets	Napa	CA
Petaluma Village Premium Outlets	Petaluma	CA
Vacaville Premium Outlets	Vacaville	CA
Clinton Crossing Premium Outlets	Clinton	CT
Orlando Premium Outlets	Orlando	FL
St. Augustine Premium Outlets	St. Augustine	FL
North Georgia Premium Outlets	Dawsonville	GA
Waikele Premium Outlets	Waipahu	HI
Chicago Premium Outlets	Aurora	IL
Edinburgh Premium Outlets	Edinburgh	IN
Wrentham Village Premium Outlets	Wrentham	MA
Albertville Premium Outlets	Albertville	MN
Osage Beach Premium Outlets	Osage Beach	MO
Liberty Village Premium Outlets	Flemington	NJ
Las Vegas Premium Outlets	Las Vegas	NV
Woodbury Common Premium Outlets	Central Valley	NY
Aurora Farms Premium Outlets	Aurora	OH

Property Name	City	State
Columbia Gorge Premium Outlets	Troutdale	OR
Allen Premium Outlets	Allen	TX
Leesburg Corner Premium Outlets	Leesburg	VA
Seattle Premium Outlets	Seattle	WA
Johnson Creek Premium Outlets	Johnson Creek	WI
Community/Lifestyle Centers:
Grove at Lakeland Square	Lakeland	FL
Terrace at Florida Mall	Orlando	FL
Waterford Lakes Town Center	Orlando	FL
Mall of Georgia Crossing	Atlanta	GA
Countryside Plaza	Countryside	IL
Lake Plaza	Waukegan	IL
North Ridge Plaza	Joliet	IL
Brightwood Plaza	Indianapolis	IN
Greenwood Plus	Greenwood	IN
Griffith Park Plaza	Griffith	IN
Markland Plaza	Kokomo	IN
New Castle Plaza	New Castle	IN
Northwood Plaza	Fort Wayne	IN
Teal Plaza	Lafayette	IN
Tippecanoe Plaza	Lafayette	IN
University Center	Mishawaka	IN
Wabash Village	West Lafayette	IN
Washington Plaza	Indianapolis	IN
Park Plaza	Hopkinsville	KY
Rockaway Convenience Center	Rockaway	NJ
Great Lakes Plaza	Mentor	OH
Lima Center	Lima	OH
Northland Plaza	Columbus	OH
Eastland Plaza	Tulsa	OK

Property Name	City	State
Lincoln Plaza	Langhorne	PA
Charles Towne Square	Charleston	SC
Knoxville Commons	Knoxville	TN
The Arboretum	Austin	TX
Celina Plaza	El Paso	TX
Ingram Plaza	San Antonio	TX
Shops at North East Mall	Hurst	TX
Chesapeake Center	Chesapeake	VA
Martinsville Plaza	Martinsville	VA
Other:
Factory Stores of America—West Frankfort	West Frankfort	IL
Factory Stores of America—Hanson	Hanson	KY
Factory Stores of America—Arcadia	Arcadia	LA
Factory Merchants Branson	Branson	MO
Factory Stores of America—Tupelo	Tupelo	MS
Jackson Outlet Village	Jackson	NJ
Crossville Outlet Center	Crossville	TN
Factory Stores of America—Tri-Cities	Blountville	TN
Factory Stores of America—Union City	Union City	TN
Factory Stores of America—Draper	Draper	UT
Patriot Plaza	Williamsburg	VA
Factory Stores at North Bend	North Bend	WA

SIMON PROPERTY GROUP
Preferred Stock/Units Outstanding
As of June 30, 2005
($ in 000’s, except per share amounts)

			Per Share	Aggregate
		Number of	Liquidation	Liquidation	Ticker
Issuer	Description	Shares/Units	Preference	Preference	Symbol
Preferred Stock:
Simon Property Group, Inc.	Series F 8.75% Cumulative Redeemable(1)	8,000,000	$25	$200,000	SPGPrF
Simon Property Group, Inc.	Series G 7.89% Cumulative Step-Up Premium Rate(2)	3,000,000	$50	$150,000	SPGPrG
Simon Property Group, Inc.	Series I 6% Convertible Perpetual Preferred(3)	13,683,015	$50	$684,151	SPGPrI
Simon Property Group, Inc.	Series J 8.375% Cumulative Redeemable(4)	796,948	$50	$39,847	SPGPrJ
Preferred Units:
Simon Property Group, L.P.	Series C 7% Cumulative Convertible(5)	1,410,760	$28	$39,501	N/A
Simon Property Group, L.P.	Series D 8% Cumulative Redeemable(6)	1,425,573	$30	$42,767	N/A
Simon Property Group, L.P.	Series I 6% Convertible Perpetual(3)	4,332,487	$50	$216,624	N/A
Simon Property Group, L.P.	7.50% Cumulative Redeemable(7)	255,373	$100	$25,537	N/A
Simon Property Group, L.P.	7.75%/8.00% Cumulative Redeemable(8)	850,698	$100	$85,070	N/A

(1)          The shares are redeemable on or after September 29, 2006. The shares are not convertible into any other securities of the Company. The shares are traded on the New York Stock Exchange. The closing price on June 30, 2005, was $26.33 per share.

(2)          The Cumulative Step-Up Premium Rate Preferred Stock was issued at 7.89%. The shares are redeemable after September 30, 2007. Beginning October 1, 2012, the rate increases to 9.89%. The shares are not convertible into any other securities of the Company. The shares are traded on the New York Stock Exchange. The closing price on June 30, 2005 was $53.78 per share.

(3)          Each unit/share is convertible into 0.783 of a share of common stock if certain conditions are met. The closing price for the preferred stock on June 30, 2005 was $62.00 per share.

(4)          Each share is redeemable on or after October 15, 2027. The closing price on June 30, 2005 was $67.50 per share.

(5)          Each unit/share is convertible into 0.75676 of a share of common stock on or after August 27, 2004 if certain conditions are met. Each unit/share is not redeemable prior to August 27, 2009.

(6)          Each unit/share is not redeemable prior to August 27, 2009.

(7)          Each unit/share is not redeemable prior to November 10, 2013.

(8)   Each unit is redeemable on or after January 1, 2011 or earlier upon the occurrence of certain tax triggering events.